As filed with the Securities and Exchange Commission on January 26, 2012

1933 Act File No. 333-163101

1940 Act File No. 811-22348

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO. 5	☒
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 5	☒

(Check appropriate box or boxes)

eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 482-8260

FREDERICK S. MARIUS

Two International Place, Boston, Massachusetts 02110

Name and Address (of Agent for Service)

Copies of Communications to:

Mark P. Goshko, Esq.

Clair E. Pagnano, Esq.

K&L Gates LLP

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)(2)
Common Shares of Beneficial Interest, $0.01 par value	3,039,216	$10.20	$31,000,003.20	$3,552.60

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	A registration fee of $2.85 and $2,750.40 was previously paid in connection with the initial filing filed on November 13, 2009 and on January 24, 2012.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION January 26, 2012

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

            Units

Patent Pending

eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (the “Trust”) is a newly organized Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

Investment Objective.    The Trust seeks to provide investors purchasing units of beneficial interest (“Units”) in the initial public offering the opportunity to earn returns over the investment life of the Trust based on the price performance of the S&P 500 Composite Stock Price Index® (the “Index”), by entering into over-the-counter private derivative contracts, as described herein.

The Trust anticipates concluding its investment activities on or about January 24, 2014 (the “Termination Date”) and making a liquidating cash distribution to Unit holders of the Trust’s net assets within 7 business days thereafter. If the Index appreciates over the investment life of the Trust, the Trust seeks to provide a return on the initial net asset value of the Units equal to the percentage change in the price of the Index, up to a maximum return of 17 to 23 percent. If the Index depreciates over the investment life of the Trust by 15 percent or less, the Trust seeks to return the initial net asset value of the Units. If the Index depreciates by more than 15 percent over the investment life of the Trust, the Trust seeks to outperform the Index price change by 15 percent of initial Index value. (continued on inside front cover)

The Trust is newly organized and the Units have no history of public trading. Investors who buy or sell Units in the secondary market may achieve returns that differ substantially from the Index-based returns that the Trust seeks to provide on Units purchased in this offering and held for the life of the Trust. The shares of closed-end investment companies registered under the 1940 Act frequently trade at a discount to their net asset value, and there can be no assurance that the Units will trade at or near their current net asset value on an ongoing basis. It is possible the Units could trade at a significant discount to their net asset value. The returns of Unit holders who purchase Units in this offering and sell them below net asset value will be reduced and in such case Unit holders would experience a loss on their investments. The Trust may not be suitable for you if you seek an investment for which there will be an active secondary market. There can be no assurance that an active secondary market will develop, and the Units may not trade at all. Investors should be willing and able to hold the Units until the Termination Date.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in the Units involves certain risks, including investment risk and possible loss of principal. An investment in the Trust should be considered speculative. See “Risk Considerations” beginning on page 23 of this prospectus.

eUnits™ is a registered trademark of Eaton Vance.

	Price to Public(1)		Maximum Sales Load(1)		Proceeds to Trust(2)
Per Unit		$10.20		$0.20		$10.00
Total	$		$		$
(1)	Units placed to Fee Accounts (as defined herein) will not be assessed a sales load and will be offered at $10.00 per Unit. Certain Fee Accounts may be assessed transaction or other account fees for the purchase of Units by their broker-dealer or other processing organizations for providing certain transaction or account services. Units placed to non-Fee Accounts are subject to the $0.20 per Unit sales load and will be offered at $10.20 per Unit.
(2)	Eaton Vance has agreed to pay directly all offering costs (other than the sales load) and all organizational costs of the Trust.

The sole underwriter of the offering is Eaton Vance Distributors, Inc. which is an affiliate of the Trust’s investment adviser and sub-adviser. Units are expected to be delivered to purchasers on or about                     , 2012.

Eaton Vance Distributors, Inc.

The date of this prospectus is                     , 2012.

(continued from previous page)

Although the Trust will seek to provide returns based on the price performance of the Index as described above, the Trust is not a so-called “index fund.” There can be no assurance that the Trust will achieve its investment objective. The Trust’s returns will depend primarily on the performance of its investment program as described herein, and are not guaranteed by any party. The Trust’s return will be capped at 17 to 23 percent therefore, if the Index appreciates by more than 17 to 23 percent, the Trust and Unit holders will not benefit from performance of the Index above this level. If, for example, the Index appreciates over the term of the Trust by up to the 17 to 23 percent maximum return, it is possible that the Trust may underperform the Index and may lose money. Similarly, if the Index declines over the term of the Trust, the Trust may not avoid exposure to the first 15 percent of the Index price decline and may lose money. In addition, the Trust’s returns are based on the initial net asset value of the Trust ($10.00 per Unit). Therefore, if the net asset value of the Units increases, the return to Unit holders, which will be based on the current net asset value of the Units, will be lower.

Investment Program.    The Trust’s investment program will consist primarily of: (1) investing substantially all of the initial net assets of the Trust to purchase U.S. Treasury obligations (“Treasuries”) that will mature on or shortly before the Termination Date and (2) entering into over-the-counter private derivative contracts (the “Private Derivative Contracts”) that provide for the Trust to pay or receive cash at Private Derivative Contract settlement (sometimes referred to as “single-pay contracts”) based on the price performance of the Index over the life of the Private Derivative Contracts, which are scheduled to conclude on the Termination Date. The Private Derivative Contracts will be collateralized by the Trust’s investments in Treasuries. Through payoff profiles embedded therein, the Private Derivative Contracts seek to provide exposure to the price performance of the Index corresponding to that which the Trust seeks to provide Unit holders in accordance with its investment objective. The Trust will enter into its initial investments, including the Private Derivative Contracts, shortly following the conclusion of its initial public offering and expects to maintain a substantially fixed investment program through the life of the Trust. Amounts available to distribute to Unit holders upon termination of the Trust will depend primarily on the performance of the Trust’s investments in Treasuries and the Private Derivative Contracts, and are not guaranteed by any party. The Trust will enter into Private Derivative Contracts that provide specified returns based upon the price performance of the Index, with a notional value approximately equal to the Trust’s initial net assets. For these purposes “notional value” is the designated reference amount of Index exposure reflected in the Private Derivative Contracts.

Although the Trust’s investment program is not expected to change materially over the investment life of the Trust, the net asset value of Units will vary over time due to the performance of the Index, changes in interest rates and other factors. The Trust is not intended to be a complete investment program and investing therein may not be appropriate for all investors.

Units of the Trust are intended to be held until the Termination Date, and not as short-term trading vehicles. Holders that sell their Units prior to the Termination Date will forgo the opportunity to realize the Trust’s investment objective and, like other Unit holders, may lose money. See “Risk Considerations—Liquidity risk of Units” and “Secondary Trading.”

Investment Adviser and Sub-Adviser.    The Trust’s investment adviser and administrator is Eaton Vance Management (“Eaton Vance” or the “Adviser”). As of October 31, 2011, Eaton Vance and its affiliates managed approximately $188.2 billion of assets on behalf of clients. Eaton Vance has engaged its affiliate Parametric Risk Advisors LLC (“Parametric” or the “Sub-Adviser”) to serve as sub-adviser to the Trust responsible for advice on and execution of the Private Derivative Contracts. As of October 31, 2011, Parametric managed approximately $3.7 billion in client assets.

Exchange Listing.    The Trust has applied for listing of the Units on the NYSE Amex under the symbol “ETUA.” If the Units are not approved for listing, the Underwriter and the Trust will not close on the initial public offering of the Units and the Trust will not commence operations. Despite the Trust’s current intentions, the Trust may not be able to maintain the listing of the Units until the Termination Date, and is not required to do so. If the Trust fails to maintain the Units’ exchange listing, Unit holders will have very limited ability to trade the Units and the Units will be considered illiquid until the Termination Date.

This prospectus sets forth concisely information you should know before investing in the Units. Please read and retain this prospectus for future reference. A Statement of Additional Information dated                      2012, has been filed with the SEC. The Statement of Additional Information, annual and semi-annual reports to Unit holders when available and other information about the Trust can be obtained without charge by calling 1-800-225-6265, by writing to the Trust at the address below or from the Trust’s website (http://www.eatonvance.com). A table of contents to the Statement of Additional Information is located at page 38 of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Trust-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Trust’s address is Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Units do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

The Index is determined, composed and calculated by Standard & Poor’s without regard to the Private Derivative Contracts or the Trust. Standard & Poor’s does not guarantee the accuracy and/or uninterrupted calculation of the Index or any data included therein. In publishing the Index, Standard & Poor’s make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use of the Index or any data included therein. Standard & Poor’s has no obligation to take the needs of the Trust or Unit holders into consideration in determining, composing or calculating the Index.

The Trust is not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s has not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Trust. Standard & Poor’s makes no representations or warranties, express or implied, regarding the advisability of investing in the Trust or results to be obtained by the Trust, Unit holders or any other person or entity from use of the Index. Standard & Poor’s has no liability in connection with the management, administration, marketing or trading of the Trust.

You should rely only on the information contained or incorporated by reference in this prospectus. Neither the Trust nor Eaton Vance Distributors, Inc. (the “Underwriter”) has authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Trust nor the Underwriter is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Trust will notify Unit holders promptly of any material change to this prospectus during the period the Trust is required to deliver the prospectus. The Trust’s business, financial condition and results of operations may have changed since the date of this prospectus.

Until             , 2012 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Units, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus (“Prospectus”) and the Statement of Additional Information (defined below).

The Trust	eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (the “Trust”) is a newly organized Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust seeks to provide investors purchasing units of beneficial interest (“Units”) in the initial public offering the opportunity to earn returns over the investment life of the Trust based on the price performance of the S&P 500 Composite Stock Price Index® (the “Index”), by entering into over-the-counter private derivative contracts, as described herein. The Trust anticipates concluding its investment activities on or about January 24, 2014 (the “Termination Date”) and making a liquidating cash distribution to Unit holders of the Trust’s net assets within 7 business days thereafter. If the Index appreciates over the investment life of the Trust, the Trust seeks to provide a return on the initial net asset value of the Units equal to the percentage change in the price of the Index, up to a maximum return of 17 to 23 percent. If the Index depreciates over the investment life of the Trust by 15 percent or less, the Trust seeks to return the initial net asset value of the Units. If the Index depreciates by more than 15 percent over the investment life of the Trust, the Trust seeks to outperform the Index price change by 15 percent of initial Index value. The Trust will enter into Private Derivative Contracts (as defined below) that provide specified returns based upon the price performance of the Index with a notional value approximately equal to the Trust’s initial net assets. For these purposes “notional value” is the designated reference amount of Index exposure reflected in the Private Derivative Contracts.

The Trust’s investment objective is a fundamental policy and cannot be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities.

Although the Trust will seek to provide returns based on the price performance of the Index as described above, the Trust is not a so-called “index fund.” There can be no assurance that the Trust will achieve its investment objective. The Trust’s returns will depend primarily on the performance of its investment program as described herein, and are not guaranteed by any party. The Trust’s return will be capped at 17 to 23 percent therefore, if the Index appreciates by more than 17 to 23 percent, the Trust and the Unit holders will not benefit from performance of the Index above this level. If, for example, the Index appreciates over the term of the Trust by up to the 17 to 23 percent maximum return, it is possible that the Trust may underperform the Index and may lose money. Similarly, if the Index declines over the term of the Trust, the Trust may not avoid exposure to the first 15 percent of the Index price decline and may lose money. In addition, the Trust’s returns are based on the initial net asset value of the Trust ($10.00 per Unit). Therefore, if the net asset value of the Unit increases, the return to Unit holders, which will be based on the current net asset value of the Units, will be lower.

Units of the Trust are intended to be held until the Termination Date and not as short-term trading vehicles. Holders that sell their Units prior to the Termination Date will forgo the opportunity to realize the Trust’s investment objective and, like other Unit holders, may lose money. See “Risk Considerations—Liquidity risk of Units” and “Secondary Trading.”

The Trust’s investment adviser and administrator is Eaton Vance Management (“Eaton Vance” or the “Adviser”). Eaton Vance has engaged its affiliate Parametric Risk Advisors LLC (“Parametric” or the “Sub-Adviser”) to serve as sub-adviser to the Trust responsible for advice on and execution of the Trust’s Private Derivative Contracts as described below.

eUnits™ is a registered trademark of Eaton Vance.

The Offering	The Trust is offering Units, par value $0.01 per Unit through Eaton Vance Distributors, Inc. (“EVD” or the “Underwriter”). EVD, an affiliate of the Adviser and the Sub-Adviser, is the sole underwriter of the offering. The maximum initial public offering price is $10.20 per Unit. Up to $0.20 of the offering price will be paid as a sales load (the “Sales Load”) to the Underwriter. Units placed in this offering to broker-dealer client accounts that: (1) charge periodic fees in lieu of commissions; (2) charge fees for financial planning, investment advisory or asset management or related services; or (3) charge a comprehensive “wrap fee” or similar charge for investment services (accounts under each circumstance, “Fee Accounts”) will not be assessed the Sales Load. Units will be offered to Fee Accounts at $10.00 per Unit. Certain Fee Accounts may be assessed transaction or other account fees for the purchase of Units by their broker-dealer or other processing organizations for providing certain transaction or account services. Units placed in this offering to non-Fee Accounts are subject to paying the $0.20 per Unit Sales Load and will be offered at $10.20 per Unit. The minimum purchase in this offering is 100 Units ($1,020 at the maximum offering price). See “Underwriting.” Eaton Vance has agreed to pay directly all offering costs (other than the Sales Load) and all organizational costs of the Trust.

The Investment Program

The Trust’s investment program will consist primarily of: (1) investing substantially all of the initial net assets of the Trust to purchase U.S. Treasury obligations (“Treasuries”) that will mature on or shortly before the Termination Date and (2) entering into over-the-counter private derivative contracts (the “Private Derivative Contracts”) that provide for the Trust to pay or receive cash at Private Derivative Contract settlement (sometimes referred to as “single-pay contracts”) based on the price performance of the Index over the life of the Private Derivative Contracts, which are scheduled to conclude on the Termination Date. The Private Derivative Contracts will be collateralized by the Trust’s investments in Treasuries. Through payoff profiles embedded therein, the Private Derivative Contracts seek to provide exposure to the price performance of the Index corresponding to that which the Trust seeks to provide Unit holders in accordance with its investment objective. The Trust intends to enter into Private Derivative Contracts with at least three counterparties, each rated investment grade by at least one nationally recognized rating agency (i.e., Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by either Standard & Poor’s Ratings Group or by Fitch Ratings) at the time the Trust enters such Private Derivative Contracts. The maximum exposure of the Trust’s net assets to any one counterparty will not exceed 10 percent. The Adviser and Sub-Adviser will not choose counterparties based solely on ratings from credit rating agencies, but will apply their own credit analysis and assessment of the execution capabilities of potential counterparties. The Trust will enter into its initial investments, including the Private Derivative Contracts, shortly following the conclusion of its initial public offering and expects to maintain a substantially fixed investment program through the life of the Trust. Amounts available to distribute to Unit holders upon termination of the Trust will depend primarily on the performance of the Trust’s investments in Treasuries and the Private Derivative Contracts, and are not guaranteed by any party. The Trust will enter into Private Derivative Contracts that provide specified returns based upon the price performance of the Index, with a notional value approximately equal to the Trust’s initial net assets.

The Private Derivative Contracts will be structured to provide generally for the Trust to receive cash from the counterparties upon Private Derivative Contract settlement if the price of the Index increases over the term of the Private Derivative Contracts, and for the Trust to pay cash to the counterparties upon settlement if the price of the Index decreases by more than 15 percent over the term of the Private Derivative Contracts. If the price of the Index increases over the term of the Private Derivative Contracts, the amounts payable to the Trust upon settlement of the Private Derivative Contracts is expected to total the product of (a) the Trust’s initial net asset value and (b) the percentage increase in the price of the Index over the term of the Private Derivative Contracts, subject to a maximum payment to the Trust of 17 to 23 percent of the Trust’s initial net asset value. If the price of the Index declines by more than 15 percent over the term of the Private Derivative Contracts, the amounts payable by the Trust upon settlement of the Private Derivative Contracts is expected to total the product of (a) the Trust’s initial net asset value and (b) the percentage decline in excess of 15 percent in the price of the Index over the term of the Private Derivative Contracts. If the price of the Index is unchanged or declines by 15 percent or less over the term of the Private Derivative Contracts, the Trust is not expected to make or receive any payments upon settlement of the Private Derivative Contracts. The Trust anticipates that its annual operating expenses will exceed current income during the term of the Trust. Operating expenses in excess of current income will be accrued during the term of the Trust and will be payable upon termination of the Trust. The Private Derivative Contracts will be structured to include an additional payout to cover the Trust’s accrued but unpaid operating expenses incurred during the life of the Trust. The Private Derivative Contracts entered into at inception will provide that the counterparties pay this shortfall amount upon maturity of the Private Derivative Contracts. The Trust will not be liable for any shortfall amount not covered due to the failure of a counterparty to meet its obligations under a Private Derivative Contract. In such event, Eaton Vance will not collect the remaining portion of the fee attributable to such Private Derivative Contract.

The total notional amount of the Private Derivative Contracts (i.e., the aggregate dollar amount on which the cash payments in settlement of the Private Derivative Contracts will be based) is expected to equal the Trust’s “initial net asset value,” which term whenever used herein shall mean the net proceeds of the offering after payment of the Sales Load. The initial setting of the Index for the purpose of determining payments due upon settlement of the Private Derivative Contracts is expected to be the closing value of the Index on the pricing date, and the final setting of the Index for such purpose is expected to be the closing value of the Index on the Termination Date. The actual maximum possible payments due to the Trust under the Private Derivative Contracts in the anticipated range of 17-23 percent of the Trust’s initial net asset value will be determined at the time the Private Derivative Contracts are executed, based on market conditions at such time and subject to negotiation among the parties. Amounts to be paid or received under the Private Derivative Contracts are expected to be based on the price performance rather than the total return (price change plus dividends) of the Index. No payments are anticipated to be made or received by the Trust upon entering into the Private Derivative Contracts or otherwise with respect to the Private Derivative Contracts prior to their settlement. It is expected that the Private Derivative Contracts will settle no more than three business days after the Termination Date. The number of Private Derivative Contracts the Trust will enter into will be based on a variety of factors, but will be at least sufficient to permit the Trust to maintain its status as a diversified investment company under the 1940 Act, taking account of the Trust’s potential exposure to counterparties.

The Private Derivative Contracts will be over-the-counter transactions entered into with a counterparty which has executed an ISDA (international swap dealer association) agreement with the Trust. The specific terms of the Private Derivative Contract are set forth in the confirmation statement (commonly known as a “confirm”) that the Trust receives upon entering into the contract. The Trust will have contractual enforcement rights under the terms of the Private Derivative

Contracts which it may exercise if necessary. Absent certain extraordinary circumstances, the Trust would not be able to alter the material terms of the Private Derivative Contracts or otherwise terminate the contract early other than pursuant to the terms of the ISDA agreement.

Under the anticipated terms of the Private Derivative Contracts, it is expected that the Trust and each counterparty will, over the life of the Private Derivative Contracts, be required to maintain in a segregated account held at the Trust’s custodian for the benefit of the other party an amount of collateral in cash or Treasuries that approximates the amount of the Trust’s or the counterparty’s obligations to the other party, as determined on a daily mark-to-market basis. As a consequence, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited to approximately the increase in the in-the-money value of the Trust’s position with respect to the counterparty on the day of the credit event compared to the prior day. In no event will the Trust’s exposure to loss upon a credit event of a counterparty exceed the accretion in value of the Trust’s position in the Private Derivative Contract with such counterparty. If there is a default or credit event by a counterparty to a Private Derivative Contract, the Trust will have contractual remedies pursuant to such Private Derivative Contract, including the ability to seize the applicable segregated account as a senior creditor. Upon entering into the Private Derivative Contracts, each of the counterparties will be rated investment grade by at least one nationally recognized rating agency (Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by either Standard & Poor’s Ratings Group or Fitch Ratings). Counterparties may initially be rated below investment grade by other nationally recognized rating agencies, and may also be lowered to below investment grade ratings by some or all nationally recognized rating agencies during the term of the Private Derivative Contracts. Although the Adviser will monitor counterparty credit and credit ratings on an ongoing basis, it may be unable to anticipate counterparty credit events or take timely action to limit impact on the Trust. See “Counterparty risk” under “Risk Considerations.”

If the Adviser anticipates a decline in the financial condition of a Private Derivative Contract counterparty sufficient to call into question its claims paying ability, the Trust may take action to limit its exposure to a potential adverse credit event of the counterparty. Such action may include adjustments in the collateral requirements that apply to the counterparty or the negotiated buyout of the Private Derivative Contract with the counterparty and entering into a replacement Private Derivative Contract with a different counterparty. Buying out and replacing a Private Derivative Contract would likely expose the Trust to transaction costs that would reduce returns. If the Trust fails to respond in a sufficiently timely manner to an adverse credit event of a counterparty, the Trust may lose the benefit of the Private Derivative Contract entered into with such counterparty to the extent such benefit is not adequately reflected in the value of the collateral posted by the counterparty with the Trust’s custodian. Even when the Trust’s exposure to a counterparty is fully offset by deposited collateral, its failure may result in costs to the Trust and interfere with its ability to achieve its investment objective. If a Private Derivative Contract is terminated before its expiration date, the Trust may not be able to enter into new Private Derivative Contracts on similarly favorable terms.

The Trust’s initial investments in Treasuries are expected to be held until they mature on or shortly before the Termination Date. Cash received as income on investments and the proceeds of asset sales or redemptions may be used to purchase short-term Treasuries or other high quality money market instruments. It is expected that income earned by the Trust on its Treasuries and any short-term investments will be substantially offset by Trust expenses, and that the Trust will derive no income from the Private Derivative Contracts prior to their termination. Consequently, the Trust anticipates generating little or no net investment income and does not anticipate making material distributions of net investment income. See “Distributions.”

Although the Trust’s investment program is not expected to change materially over the investment life of the Trust, the net asset value of Units will vary over time based on the performance of the Index, changes in interest rates and other factors. See “Risk Considerations.” The Trust is not intended to be a complete investment program and investing therein may not be appropriate for all investors.

The Trust is a “diversified” investment company as defined under the 1940 Act, which means that with respect to 75 percent of its total assets (1) it may not invest more than 5 percent of its total assets in the securities of any one issuer and (2) it may not own more than 10 percent of the outstanding voting securities of any one issuer. As provided under the 1940 Act, these diversification requirements do not apply to investments in Treasuries and other U.S. government obligations. Upon entering into its investment program, it is expected that investments in Treasuries will represent substantially all of the Trust’s assets. Over the investment life of the Trust, the value to the Trust of individual Private Derivative Contract positions and exposure to individual Private Derivative Contract counterparties may grow to exceed 5 percent of the Trust’s assets, based on the performance of the Index and the terms of the Private Derivative Contracts. As described above, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited by the collateral requirements that are expected to apply.

The Trust will maintain its investment program for a fixed term of approximately two years, beginning immediately following the pricing of the initial public offering and continuing through the Termination Date. After the Termination Date, the Trust will satisfy any obligations and liabilities and then make a liquidating cash distribution of its net assets to the Unit holders, which the Trust anticipates will occur within approximately 7 business days thereafter. The Trust will then seek to delist the Units from the NYSE Amex, deregister with the Securities and Exchange Commission (“SEC”) and cease operations.

The Trust anticipates that it will conclude its investment activities in the ordinary course on or about January 24, 2014. However, the Trust reserves the flexibility to alter its Termination Date by up to 30 days upon approval of the Board of Trustees if determined by the Board to be in the best interest of Unit holders due to unusual market conditions or other special circumstances. Such circumstances may include, but are not limited to, a substantial impairment or termination of the Index, suspension of trading in the U.S. equity market, the early termination of one or more Private Derivative Contracts or the failure of a counterparty to a Private Derivative Contract.

The Index is an unmanaged index of 500 stocks listed for trading in the U.S. that is maintained and published by Standard & Poor’s. The Index is market-capitalization weighted and generally representative of the performance of larger stocks traded in the U.S. Amounts to be paid or received under the Private Derivative Contracts are expected to be based on the price performance rather than the total return (price change plus dividends) of the Index.

The Index is determined, composed and calculated by Standard & Poor’s without regard to the Private Derivative Contracts or the Trust. Standard & Poor’s does not guarantee the accuracy and/or uninterrupted calculation of the Index or any data included therein. In publishing the Index, Standard & Poor’s make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use of the Index or any data included therein. Standard & Poor’s has no obligation to take the needs of the Trust or Unit holders into consideration in determining, composing or calculating the Index.

The Trust is not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s has not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Trust. Standard & Poor’s makes no representations or warranties, express or implied, regarding the advisability of investing in the Trust or results to be obtained by the Trust, Unit holders or any other person or entity from use of the Index. Standard & Poor’s has no liability in connection with the management, administration, marketing or trading of the Trust.

Investment Adviser, Sub-Adviser and Administrator

Eaton Vance, a direct wholly owned subsidiary of Eaton Vance Corp., is the Trust’s investment adviser and administrator. Eaton Vance Distributors, Inc., the sole underwriter of the offering, is an affiliate of the Adviser and the Sub-Adviser. As of October 31, 2011, Eaton Vance and its affiliates managed approximately $188.2 billion of assets. Eaton Vance has engaged its affiliate Parametric Risk Advisors LLC to serve as sub-adviser to the Trust responsible for advice on and execution of the Private Derivative Contracts. As of October 31, 2011, Parametric managed approximately $3.7 billion in client assets. See “Management of the Trust.”

Distributions	It is expected that income earned by the Trust on its Treasuries and any short-term investments will be substantially offset by Trust expenses, and that the Trust will derive no income from the Private Derivative Contracts prior to their termination. Consequently, the Trust anticipates generating little or no net investment income and does not anticipate making material distributions of net investment income. In addition, the Trust does not expect to realize material amounts of net capital gains or make material capital gain distributions prior to termination of the Private Derivative Contracts. Accordingly, ongoing distributions are not expected to contribute meaningfully to the returns of Unit holders.

The Trust intends to distribute at least annually the amount of its net investment income and net capital gain for each year, if any. The net investment income of the Trust will consist of interest and other income accrued on portfolio investments, net realized short-term capital gain in excess of net realized long-term capital loss, less all expenses of the Trust. The Trust’s net capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.

After the Termination Date, the Trust will satisfy any obligations and liabilities and then make a liquidating cash distribution of its net assets to the Unit holders, which the Trust anticipates will occur within approximately 7 business days thereafter.

Secondary Trading	The Trust has applied for listing of the Units on the NYSE Amex (“NYSE Amex”) under the symbol “ETUA.” If the Units are not approved for listing, the Underwriter and the Trust will not close on the initial public offering of the Units and the Trust will not commence operations. The Trust is newly organized and the Units have no history of public trading. Investors who buy or sell Units in the secondary market may achieve returns that differ substantially from the Index-based returns that the Trust seeks to provide on Units purchased in the initial public offering and held for the life of the Trust. The shares of closed-end investment companies registered under the 1940 Act often trade at a discount to their net asset value, and there can be no assurance that the Units will trade at or near their current net asset value on an ongoing basis. It is possible the Units could trade at a significant discount to their net asset value. The returns of Unit holders who purchase Units in this offering and sell them below net asset value will be reduced and in such case Unit holders would experience a loss on their investments.

The Trust will compute and disclose the net asset value of Units each business day. The Trust will seek to encourage during the life of the Trust secondary market trading prices of Units that approximate their current net asset value. The Trust will attempt to accomplish this principally by constructing its investment program in a manner that will facilitate price arbitrage between the Units and the Trust’s underlying portfolio holdings. To assist in this regard, the Trust intends to: (a) maintain a substantially fixed and transparent investment program for a specified period ending on the Termination Date; (b) publicly disclose Trust portfolio holdings, including net Private Derivative Contract positions, and their current value as determined each business day by the Trust; and (c) publicly identify the composition of a model portfolio of securities and derivative positions that a Unit holder could enter into to substantially offset the risk of owning Units. In addition, the Trust also intends to provide daily disclosure of the current estimated optionality characteristics (including the hedge parameters delta and gamma) of its net Private Derivative Contract positions with respect to the Index. Using this and other information, a professional investor expert in derivatives hedging strategies who wishes to earn arbitrage profits over the remaining life of the Trust could seek to do so by purchasing Units and maintaining offsetting hedging positions. There can be no assurance that these public informational disclosures and other measures taken by the Trust will result in secondary market trading prices of Units that approximate their current net asset value or that Unit holders will be able to effectively hedge the risk of investing in Units and earn arbitrage profits utilizing the provided portfolio information.

There can be no assurance that an active secondary market will develop, and Units may not trade at all. Despite the Trust’s current intentions, the Trust may not be able to maintain the listing of the Units until the Termination Date, and is not required to do so. Even if an active secondary market for Units develops, it may not provide significant liquidity or trade at prices advantageous to a Unit holder. Sales of Units in the secondary market may take place at a substantial discount from issue price and the current net asset value of the Units. The Trust may not be suitable for investors seeking an investment for which there will be an active secondary market. Investors should be willing and able to hold the Units until the Termination Date. Investors may not be able to sell Units prior to the Termination Date.

If the Trust fails to maintain the Units’ exchange listing, Unit holders will have very limited ability to trade the Units and the Units will be considered illiquid until the Termination Date.

Certain methods and processes to be employed by the Trust are subject to a pending U.S. patent whose rights have been assigned to Eaton Vance and made available for use by the Trust at no cost.

Risk Considerations	No operating history The Trust is newly organized and has no history of operations. Eaton Vance is not aware of similar investment trusts having been offered in the past and has no experience managing substantially similar strategies.

Investment and market risk An investment in Units is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Units represents an indirect investment in the Treasuries and other investments of the Trust and the Private Derivative Contracts entered into by the Trust. Amounts available to distribute to Unit holders upon termination of the Trust will depend primarily on the performance of the Trust’s investments, and are not guaranteed by any party. The Units at any point in time may be worth less than the original investment. Holders that sell their Units prior to the Termination Date will forgo the opportunity to realize the Trust’s investment objective and, like other Unit holders, may lose money. Investors who pay a Sales Load as part of the offering price of the Units will have a loss on their investment unless the level of the Index increases sufficiently to offset the amount of the Sales Load.

Although the Trust will seek to provide returns based on the price performance of the Index, the Trust is not a so-called “index fund.” The Trust’s returns will depend primarily on the performance of its investment program as described herein, and are not guaranteed by any party. If, for example, the Index appreciates over the term of the Trust by up to the 17 to 23 percent maximum return, it is possible that the Trust may underperform the Index and may lose money. Similarly, if the Index declines over the term of the Trust, the Trust may not avoid exposure to the first 15 percent of the Index price decline and may lose money.

Risks of capped upside and partial downside protection The target return on initial net asset value of Units purchased in the offering and held for the full term of the Trust is based on the price performance of the Index, subject to a cap of 17 to 23 percent if the Index appreciates by more than this amount over the period and protecting against the first 15 percent of any price decline in the Index over the period. If price appreciation of the Index over the term of the Trust exceeds the cap, the return on initial net asset value of Units purchased in the offering and held for the full term of the Trust will be less than the price performance of the Index. If the Index declines more than 15 percent over the term of the Trust, the return on initial net asset value of Units purchased in the offering and held for the full term of the Trust will be negative. Because the Trust’s downside buffer is designed to protect against only the first 15 percent of Index price declines over the term of the Trust, Unit holders will experience significant losses on their investment if the Index declines by more than 15 percent.

The Trust’s investment program will seek to return to Unit holders an amount reflecting the change in value of the Index (up to a cap and with a partial downside buffer) at the Termination Date as reflected in the chart below.

		Day 1	Termination Date
Scenario 1

	NAV	$10.00	$10.00
	Index Value	1,000	1,300
	Return to Unit holders (per Unit)		$12.30

Scenario 2

	NAV	$10.00	$10.00
	Index Value	1,000	1,020
	Return to Unit holders (per Unit)		$10.20

Scenario 3

	NAV	$10.00	$10.00
	Index Value	1,000	920
	Return to Unit holders (per Unit)		$10.00

Scenario 4

	NAV	$10.00	$10.00
	Index Value	1,000	800
	Return to Unit holders (per Unit)		$9.50

Scenario 1: if the price of the Index increases more than 23 percent, then the maximum return would be 23 percent because the Private Derivative Contracts will provide that the Trust receive the increase in the price of the Index up to a 23 percent increase but no additional amount for any greater increase (e.g., if the Index increases 30 percent, the maximum total return would be 23 percent);

Scenario 2: if the price of the Index increases up to 23 percent, then the maximum return would be the amount of the increase (e.g., if the Index increases 2 percent, the maximum total return would be 2 percent);

Scenario 3: if the price of the Index remains stable or decreases up to 15 percent, the return would be 0 percent because the Trust will not bear any loss under the Private Derivative Contracts if the Index decreases up to 15 percent (e.g., if the Index decreases by 8 percent, the Trust’s loss would be 0 percent);

Scenario 4: if the price of the Index decreases more than 15 percent, then the Trust will incur a loss equal to the percentage amount of such decrease minus 15 percent (e.g., if the Index decreases by 20 percent, the Trust’s loss would be 5 percent).

Risk of the Private Derivative Contracts	The Private Derivative Contracts that provide the Trust’s exposure to the Index are privately negotiated and expose the Trust to modeling risk, execution risk, counterparty risk and index performance/equity risk as more fully described below. Under the anticipated terms of the Private Derivative Contracts, the participation of the Trust in the returns of the Index over the term of the Trust is variable and subject to a cap. This means that the returns earned by Unit holders who purchase Units in the initial offering and hold them until the Trust liquidates will likely be lower than they could have earned on a direct investment in the stocks that constitute the Index if the Index appreciates by more than the maximum participation of the Trust in the performance of the Index as set forth in the Private Derivative Contracts. A direct investment in the stocks that constitute the Index would entitle an investor to the dividends and other distributions paid on the shares held and the voting and other rights of shareholders. In contrast, the Index-based returns the Trust seeks to provide are based on the price performance of the Index and provide no pass-through voting or other shareholder rights.

The value of the Trust will vary over time based principally on the value of the Private Derivative Contracts, which will, in turn, be driven by the performance of the Index, the terms of the Private Derivative Contracts and such factors as market interest rates, Index yield and volatility levels, and the passage of time that generally influence the value of derivative contracts with characteristics of optionality. The value of the Trust will generally increase when the Index rises and decline when the Index falls. As the Termination Date approaches and/or the anticipated volatility of the Index over the remaining life of the Private Derivative Contracts diminishes, the value of the Private Derivative Contracts in excess of their in-the-money, or intrinsic, value will generally decrease.

Modeling risk Embedded in the Private Derivative Contracts are multiple optionalities that determine their payoff profile in relation to Index price performance over the term of the Private Derivative Contracts, including long and short positions. Failure by the Adviser and the Sub-Adviser to fully comprehend and accurately model the Private Derivative Contracts’ embedded optionalities and other terms and conditions may cause the performance of the Trust to vary from what is anticipated for a given level of Index price performance over the life of the Private Derivative Contracts. The Trust may experience more loss or less gain than anticipated for a given level of Index performance over the investment life of the Trust.

Execution risk    The final terms of the Private Derivative Contracts, the payments to be made or received by the Trust upon Private Derivative Contract settlement, and the returns ultimately earned by Unit holders will be substantially affected by market conditions at the time the Private Derivative Contracts are entered into. Successful execution of the Private Derivative Contracts will depend importantly on the skill and diligence of the Adviser and the Sub-Adviser, and will also be influenced by market factors beyond their control.

Counterparty risk Through the Private Derivative Contracts, the Trust has exposure to the claims-paying ability and performance of the counterparties. Changes in the credit quality of counterparties will affect the value of the Trust’s Private Derivative Contract positions and could reduce amounts recoverable upon Private Derivative Contract settlement. If one or more counterparties cannot or will not honor its obligations upon Private Derivative Contract settlement, the Trust is subject to the loss of any amounts owed the Trust under the terms of the Private Derivative Contracts. Therefore, if one or more counterparties fails to meet its obligations, the returns to Unit holders will be reduced proportionally to the notional value of the contract. Financial institutions that may serve as counterparties have recently incurred significant financial hardship and may be relying on government support to maintain their creditworthiness. Buying out and replacing a Private Derivative Contract would likely expose the Trust to transaction costs that would reduce returns. If the Trust fails to respond in a sufficiently timely manner to an adverse credit event of a counterparty, the Trust may lose the benefit of the Private Derivative Contract entered into with such counterparty to the extent such benefit is not adequately reflected in the value of the collateral posted by the counterparty with the Trust’s custodian. Even when the Trust’s exposure to a counterparty is fully offset by deposited collateral, its failure may result in costs to the Trust and interfere with its ability to achieve its investment objective. If a Private Derivative Contract is terminated before its expiration date, the Trust may not be able to enter into new Private Derivative Contracts on similarly favorable terms.

The Trust seeks to mitigate its exposure to counterparty risk principally by entering into the Private Derivative Contracts with multiple counterparties that are rated investment grade by at least one nationally recognized rating agency (Baa or higher by Moody’s or BBB or higher by either S&P or Fitch), by monitoring the credit quality of each counterparty over the life of the Private Derivative Contracts and by maintaining collateral agreements with each counterparty. Certain counterparties may initially be rated below investment grade by other nationally recognized rating agencies, and may also be lowered to below investment grade ratings by some or all nationally recognized rating agencies during the term of the Private Derivative Contracts. The ratings of Moody’s, S&P and Fitch represent their assessment of the credit quality of the rated entities. Such ratings are based on judgment and do not reflect absolute standards of quality.

Under the anticipated terms of the Private Derivative Contracts, it is expected that the Trust and each counterparty will, over the life of the Private Derivative Contracts, be required to maintain in a segregated account held at the Trust’s custodian for the benefit of the other party an amount of collateral in cash or Treasuries that approximates the amount of the Trust’s or the counterparty’s obligations to the other party, as determined on a daily mark-to-market basis. As a consequence, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited to approximately the increase in the in-the-money value of the Trust’s position with respect to the counterparty on the day of the credit event compared to the prior day. If a counterparty fails to post the required collateral, the Trust may, but is not required, to treat such action as a default. If the Trust does not treat it as a default, the Trust’s potential exposure to the counterparty will increase by the amount of the unposted collateral. In no event will the Trust’s exposure to loss upon a credit event of a counterparty exceed the accretion in value of the Trust’s position in the Private Derivative Contract with such counterparty. Although the Adviser will monitor counterparty credit and credit ratings on an ongoing basis, it may be unable to anticipate counterparty credit events or take timely action to limit impact on the Trust. There can be no assurance that each counterparty will post collateral when and as required, or that the Trust will be fully protected if a counterparty defaults on its obligations. If there is a default or credit event by a counterparty to a Private Derivative Contract, the Trust will have contractual remedies pursuant to such Private Derivative Contract, including the ability to seize the applicable segregated account as a senior creditor. If a counterparty defaults on obligations to the Trust at Private Derivative Contract settlement, the recovery of any amounts owed to the Trust by such counterparty and the Trust’s termination payments to Unit holders could be delayed. It is also possible, as discussed above, that the Trust experiences a loss in this amount to the extent that the amounts owed are not collateralized or if the Trust is unable to seize posted collateral. In such circumstances, it is the Trust’s intention to pay the maximum available amount to Unit holders on the liquidation date, even if certain amounts owed by defaulting counterparties may be recovered later.

Index performance and equity risk The Private Derivative Contracts represent indirect positions in the Index and are subject to changes in value as the Index rises or falls. The settlement value of the Private Derivative Contracts is expected to be based on the closing value of the Index on the Termination Date, and will be substantially determined by market conditions as of such time. The Index consists primarily of large-capitalization stocks, the returns of which may vary from those of the overall U.S. stock market. The value of the Index will fluctuate over time based on changes in general economic conditions, expectations for future economic growth and corporate profits, interest rates, the supply and demand for large-capitalization stocks in the U.S. and other factors. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatile returns. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, and represent a residual claim on the issuer’s assets that have no value unless such assets are sufficient to cover all other claims.

Interest rate risk The Trust’s investments in Treasuries are subject to changes in value as interest rates rise and fall. Such fluctuations in value will result in fluctuations in the Trust’s net asset value. The prices of Treasuries held by the Trust will tend to fall as interest rates rise. When interest rates decline, the value of such Treasuries can be expected to rise. Because they are supported by the full faith and credit of the U.S. government, Treasuries generally do not involve the credit risks associated with other types of debt securities. Yields on Treasuries are generally lower than yields on other debt obligations of comparable maturity. Changes in interest rates may also affect the value of the Index and the Private Derivative Contracts, thereby affecting the Trust’s net asset value.

Liquidity risk of Units The Units have no history of public trading. Investors who buy or sell Units in the secondary market may achieve returns that differ substantially from the Index-based returns that the Trust seeks to provide on Units purchased in the initial public offering and held for the life of the Trust. The shares of closed-end investment companies registered under the 1940 Act often trade at a discount to their net asset value, and there can be no assurance that the Units will trade at or near their current net asset value on an ongoing basis. The returns of Unit holders who purchase Units in this offering and sell them below net asset value will be reduced and in such case Unit holders would experience a loss on their investments.

Although the Trust will seek to list the Units on the NYSE Amex and provide the potential for daily liquidity of the Units on the secondary market, there can be no assurance that an active secondary market will develop and the Units may not trade at all. Despite the Trust’s current intentions, the Trust may not be able to maintain the listing of the Units until the Termination Date, and is not required to do so. Even if an active secondary market for Units develops, it may not provide significant liquidity or trade at prices advantageous to a Unit holder. Sales of Units in the secondary market may take place at a substantial discount from issue price and the current net asset value of the Units. Units may not be suitable for investors seeking an investment for which there will be an active secondary market. As there may not be an active trading market in the Units, sales in the secondary market may result in significant losses. Investors should be willing and able to hold the Units until the Termination Date. Investors may not be able to sell Units prior to the Termination Date.

Inflation/deflation risk Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power of money. As inflation increases, the real value of the Units can decline. Deflation risk is the risk that prices throughout the economy decline over time, the opposite of inflation. Deflation may adversely affect the performance of the Index, the creditworthiness of counterparties and the value of Units.

Reinvestment risk If one or more Private Derivative Contracts is terminated prior to settlement, the Trust will likely incur transactions costs and faces the risk that replacement Private Derivative Contracts are not entered into on comparable terms, which could have a material adverse impact on the Trust’s performance. The performance of the Trust could also be adversely affected if investments in Treasuries or short-term cash instruments that mature or are sold are reinvested at lower interest rates.

Tax risk The value of the Trust’s investments and the after-tax returns of Unit holders may be adversely affected by changes in tax rates and policies. See “U.S. Federal income tax matters.”

Anti-takeover provisions The Trust’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of the Trust’s board of trustees. See “Description of capital structure—Anti-Takeover Provisions in the Declaration of Trust.”

SUMMARY OF TRUST EXPENSES

The following table shows estimated Trust expenses applicable to the Units.

Initial Offering and Selling Expenses (as a percentage of maximum offering price)
Sales load	2.0 percent	(1)

Annual Expenses (as a percentage of initial net asset value)
Management fee(2)	0.75 percent
Other expenses(3)	0.00 percent

Total annual expenses	0.75 percent

(1)	Certain investors will pay a Sales Load to the Underwriter at a rate of $0.20 per Unit (2.0 percent of the net offer price). Units purchased through certain fee-based broker-dealer accounts are not subject to the Sales Load and will be offered at $10.00 per Unit. Certain Fee Accounts may be assessed transaction or other account fees for the purchase of Units by their broker-dealer or other processing organizations for providing certain transaction or account services.

(2)	The management fee is a comprehensive fee payable to Eaton Vance at an annual rate of 0.75 percent of the Trust’s initial net assets, which provides compensation to the Eaton Vance organization for its services as adviser and administrator of the Trust and for assuming the normal operating expenses of the Trust as described below. Under the terms of the Advisory and Administrative Agreement, Eaton Vance will assume all the normal operating expenses of the Trust, including custody, transfer agent, audit, and printing and postage expenses, but will not be responsible for extraordinary expenses incurred by the Trust, including attorneys’ fees and other costs in connection with any litigation or regulatory action. The fees paid to Eaton Vance will be based on the initial net asset value of the Trust and will not vary over the term of the Trust. Although the net asset value of the Trust will fluctuate over the life of the Trust, the amount of the management fee that the Trust will pay will not change because such fee will always be based on a net asset value of $10.00 per Unit. Therefore, if the net asset value of the Trust declines, the fees paid by the Trust to Eaton Vance will be higher than if based on current net assets. For example, if the net asset value of the Units declines by 50%, the fees, as a percent of then current net asset value, paid by the Trust would double from that listed in this table because the fees paid by the Trust will be based on the Trust’s initial net assets rather than its current net assets. Therefore, even though the net assets of the Trust will fluctuate over the term of the Trust the fee paid by the Trust will not change from that calculated at the initiation of the Trust.

(3)	The Other Expenses shown in the table reflect the fact that normal operating expenses of the Trust will be assumed by Eaton Vance and compensated through the comprehensive fee. The Trust does not anticipate incurring costs in connection with the Private Derivative Contracts other than potential payments at Private Derivative Contract settlement. Such potential payments are not reflected in this table.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Units (including the Sales Load of $0.20 per Unit), assuming (i) total annual expenses of 0.75 percent of initial net assets attributable to Units and (ii) a 5 percent annual return before expenses:

1 Year	2 Years
$27	$35

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown and the Trust’s returns may be higher or lower than the assumed 5 percent gross return.

THE TRUST

eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (the “Trust”) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on November 12, 2009 pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts and has no operating history. The Trust’s principal office is located at Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Trust’s investment adviser and administrator is Eaton Vance Management (“Eaton Vance” or the “Adviser”). Eaton Vance has engaged its affiliate Parametric Risk Advisors LLC (“Parametric” or the “Sub-Adviser”) to serve as sub-adviser to the Trust responsible for advice on and execution of the Trust’s Private Derivative Contracts as defined below. eUnits™ is a registered trademark of Eaton Vance.

This Prospectus relates to the initial public offering of the Trust’s units of beneficial interest (the “Units”), par value $0.01 per Unit. See “Underwriting.” Eaton Vance Distributors, Inc. (“EVD” or the “Underwriter”), an affiliate of the Adviser and the Sub-Adviser, is the sole underwriter of the offering.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $             after payment of applicable sales load (the “Sales Load”). The net proceeds of the offering will be invested in accordance with the Trust’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Trust anticipates that such investment will occur shortly after completion of the offering and does not currently anticipate any delays.

INVESTMENT OBJECTIVE AND POLICIES

The Trust seeks to provide investors purchasing units of beneficial interest (“Units”) in the initial public offering the opportunity to earn returns over the investment life of the Trust based on the price performance of the S&P 500 Composite Stock Price Index® (the “Index”), by entering into over-the-counter private derivative contracts (the “Private Derivative Contracts”), as described herein. The Trust anticipates concluding its investment activities on or about January 24, 2014 (the “Termination Date”) and making a liquidating cash distribution to Unit holders of the Trust’s net assets within 7 business days thereafter. If the Index appreciates over the investment life of the Trust, the Trust seeks to provide a return on the initial net asset value of the Units equal to the percentage change in the price of the Index, up to a maximum return of 17 to 23 percent. If the Index depreciates over the investment life of the Trust by 15 percent or less, the Trust seeks to return the initial net asset value of the Units. If the Index depreciates by more than 15 percent over the investment life of the Trust, the Trust seeks to outperform the Index price change by 15 percent of initial Index value. The Trust’s investment objective is a fundamental policy and cannot be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities.

Although the Trust will seek to provide returns based on the price performance of the Index as described above, the Trust is not a so-called “index fund.” There can be no assurance that the Trust will achieve its investment objective. The Trust’s returns will depend primarily on the performance of its investment program as described herein, and are not guaranteed by any party. The Trust’s return will be capped at 17 to 23 percent therefore, if the Index appreciates by more than 17 to 23 percent, the Trust and Unit holders will not benefit from performance of the Index above this level. If, for example, the Index appreciates over the term of the Trust by up to the 17 to 23 percent maximum return, it is possible that the Trust may underperform the Index and may lose money. Similarly, if the Index declines over the term of the Trust, the Trust may not avoid exposure to the first 15 percent of the Index price decline and may lose money. In addition, the Trust’s returns are based on the initial net asset value of the Trust ($10.00 per Unit). Therefore, if the net asset value of the Units increases, the return to the Unit holders, which will be based on the current net asset value of the Units, will be lower.

Units of the Trust are intended to be held until the Termination Date and not as short-term trading vehicles. Holders that sell their Units prior to the Termination Date will forgo the opportunity to realize the Trust’s investment objective and, like other Unit holders, may lose money. See “Risk Considerations—Liquidity risk of Units” and “Secondary Trading.”

Investment Program

The Trust’s investment program will consist primarily of: (1) investing substantially all of the initial net assets of the Trust to purchase U.S. Treasury obligations (“Treasuries”) that will mature on or shortly before the Termination Date and (2) entering into Private Derivative Contracts that provide for the Trust to pay or receive cash at Private Derivative Contract settlement (sometimes referred to as “single-pay contracts”) based on the price performance of the Index over the life of the Private Derivative Contracts, which are scheduled to conclude on the Termination Date. The Private Derivative Contracts will be collateralized by the Trust’s investments in Treasuries. Through payoff profiles embedded therein, the Private Derivative Contracts seek to provide exposure to the price performance of the Index corresponding to that which the Trust seeks to provide Unit holders in accordance with its investment objective. The Trust intends to enter into Private Derivative Contracts with at least three counterparties, each rated investment grade quality by at least one nationally recognized rating agency (i.e., Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by either Standard & Poor’s Ratings Group or by Fitch Ratings) at the time the Trust enters such Private Derivative Contracts. The counterparties with whom the Trust will enter into Private Derivative Contracts will typically be larger financial services firms that offer a variety of financial products to retail and institutional clients. Typically, the ratings are based on the securities issued by such firms. The maximum exposure of the Trust’s net assets to any one counterparty will not exceed 10 percent. Therefore, as an example only, if prorated Private Derivative Contracts were entered into with three counterparties, and the contract cap was 20 percent, if the Index reached or exceeded that level, the maximum exposure to any one counterparty would not be greater than 5.55 percent. The Adviser and Sub-Adviser will not choose counterparties based solely on ratings from credit rating agencies, but will apply their own internal credit analysis and assessment of the execution capabilities of potential counterparties. The Trust will enter into its initial investments, including the Private Derivative Contracts, shortly following the conclusion of its initial public offering and expects to maintain a substantially fixed investment program through the life of the Trust. Amounts available to distribute to Unit holders upon termination of the Trust will depend primarily on the performance of the Trust’s investments in Treasuries and the Private Derivative Contracts, and are not guaranteed by any party. The Trust will enter into Private Derivative Contracts that provide specified returns based upon the price performance of the Index, with a notional value approximately equal to the Trust’s initial net assets. For these purposes “notional value” is the designated reference amount of Index exposure reflected in the Private Derivative Contracts. While the Trust’s net asset value will fluctuate over its investment life, the notional value of the Private Derivative Contracts will remain unchanged.

The Private Derivative Contracts will be structured to provide generally for the Trust to receive cash from the counterparties upon Private Derivative Contract settlement if the price of the Index increases over the term of the Private Derivative Contracts, and for the Trust to pay cash to the counterparties upon settlement if the price of the Index decreases by more than 15 percent over the term of the Private Derivative Contracts. If the price of the Index increases over the term of the Private Derivative Contracts, the amounts payable to the Trust upon settlement of the Private Derivative Contracts is expected to total the product of (a) the Trust’s initial net asset value and (b) the percentage increase in the price of the Index over the term of the Private Derivative Contracts, subject to a maximum payment to the Trust of 17 to 23 percent of the Trust’s initial net asset value. If the price of the Index declines by more than 15 percent over the term of the Private Derivative Contracts, the amounts payable by the Trust upon settlement of the Private Derivative Contracts is expected to total the product of (a) the Trust’s initial net asset value and (b) the percentage decline in excess of 15 percent in the price of the Index over the term of the Private Derivative Contracts. If the price of the Index is unchanged or declines by 15 percent or less over the term of the Private Derivative Contracts, the Trust is not expected to make or receive any payments upon settlement of the Private Derivative Contracts. The Trust anticipates that its annual operating expenses will exceed current income during the term of the Trust. Operating expenses in excess of current income will be accrued during the term of the Trust and will be payable upon termination of the Trust. The Private Derivative Contracts will be structured to include an additional payout to cover the Trust’s accrued but unpaid operating expenses incurred during the life of the Trust. The Private Derivative Contracts entered into at inception will provide that the counterparties pay this shortfall amount upon maturity of the Private Derivative Contracts. The Trust will not be liable for any shortfall amount not covered due to the failure of a counterparty to meet its obligations under a Private Derivative Contract. In such event, Eaton Vance will not collect the remaining portion of the fee attributable to such Private Derivative Contract.

The total notional amount of the Private Derivative Contracts (i.e., the aggregate dollar amount of Index exposure on which the cash payments in settlement of the Private Derivative Contracts will be based) is expected to equal the Trust’s “initial net asset value,” which term whenever used herein shall mean the net proceeds of the offering after payment of the Sales Load. The initial setting of the Index for purpose of determining payments due upon settlement of the Private Derivative Contracts is expected to be the closing value of the Index on the pricing date, and the final setting of the Index for such purpose is expected to be the closing value of the Index on the Termination Date. The actual maximum possible payments due to the Trust under the Private Derivative Contracts in the anticipated range of 17 to 23 percent of the Trust’s initial net asset value will be determined at the time the Private Derivative Contracts are executed, based on market conditions at such time and subject to negotiation among the parties. Amounts to be paid or received under the Private Derivative Contracts are expected to be based on the price performance rather than the total return (price change plus dividends) of the Index. No payments are anticipated to be made or received by the Trust upon entering into the Private Derivative Contracts or otherwise with respect to the Private Derivative Contracts prior to their settlement. It is expected that the Private Derivative Contracts will settle no more than three business days after the Termination Date. The number of Private Derivative Contracts the Trust will enter into will be based on a variety of factors, but will be at least sufficient to permit the Trust to maintain its status as a diversified investment company under the 1940 Act, taking account of the Trust’s potential exposure to counterparties.

The Private Derivative Contracts will be over-the-counter transactions entered into with a counterparty which has executed an ISDA (international swap dealer association) agreement with the Trust. The specific terms of the Private Derivative Contract are set forth in the confirmation statement (commonly known as a “confirm”) that the Trust receives upon entering into the contract. The Trust will have contractual enforcement rights under the terms of the Private Derivative Contracts which it may exercise if necessary. Absent certain extraordinary circumstances, the Trust would not be able to alter the material terms of the Private Derivative Contracts or otherwise terminate the contract early other than pursuant to the terms of the ISDA agreement.

Under the anticipated terms of the Private Derivative Contracts, it is expected that the Trust and each counterparty will, over the life of the Private Derivative Contracts, be required to maintain in a segregated account held at the Trust’s custodian for the benefit of the other party an amount of collateral in cash or Treasuries that approximates the amount of the Trust’s or the counterparty’s obligations to the other party, as determined on a daily mark-to-market basis. As a consequence, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited to approximately the increase in the in-the-money value of the Trust’s position with respect to the counterparty on the day of the credit event compared to the prior day. In no event will the Trust’s exposure to loss upon a credit event of a counterparty exceed the accretion in value of the Trust’s position in the Private Derivative Contract with such counterparty. If there is a default or credit event by a counterparty to a Private Derivative Contract, the Trust will have contractual remedies pursuant to such Private Derivative Contract, including the ability to seize the applicable segregated account as a senior creditor. Upon entering into the Private Derivative Contracts, each of the counterparties will be rated investment grade by at least one nationally recognized rating agency (Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by either Standard & Poor’s Ratings Group or Fitch Ratings). Counterparties may initially be rated below investment grade by other nationally recognized rating agencies, and may also be lowered to below investment grade ratings by some or all nationally recognized rating agencies during the term of the Private Derivative Contracts.

Although the Adviser will monitor counterparty credit and credit ratings on an ongoing basis, it may be unable to anticipate counterparty credit events or take timely action to limit impact on the Trust. See “Counterparty risk” under “Risk Considerations.”

If the Adviser anticipates a decline in the financial condition of a Private Derivative Contract counterparty sufficient to call into question its claims paying ability, the Trust may take action to limit its exposure to a potential adverse credit event of the counterparty. Such action may include adjustments in the collateral requirements that apply to the Private Derivative counterparty or the negotiated buyout of the Private Derivative Contract with the counterparty and entering into a replacement Contract with a different counterparty. Buying out and replacing a Private Derivative Contract would likely expose the Trust to transaction costs that would reduce returns. If the Trust fails to respond in a sufficiently timely manner to an adverse credit event of a counterparty, the Trust may lose the benefit of the Private Derivative Contract entered into with such counterparty to the extent such benefit is not adequately reflected in the value of the collateral posted by the counterparty with the Trust’s custodian. Even when the Trust’s exposure to a counterparty is fully offset by deposited collateral, its failure may result in costs to the Trust and interfere with its ability to achieve its investment objective. If a Private Derivative Contract is terminated before its expiration date, the Trust may not be able to enter into new Private Derivative Contracts on similarly favorable terms.

The Trust’s initial investments in Treasuries are expected to be held until they mature on or shortly before the Termination Date. Cash received as income on investments and the proceeds of asset sales or redemptions may be used to purchase short-term Treasuries or other high quality money market instruments. It is expected that income earned by the Trust on its Treasuries and any short-term investments will be substantially offset by Trust expenses, and that the Trust will derive no income from the Private Derivative Contracts prior to their termination. Consequently, the Trust anticipates generating little or no net investment income and does not anticipate making material distributions of net investment income. See “Distributions.”

The Trust anticipates that it will conclude its investment activities in the ordinary course on or about January 24, 2014. However, the Trust reserves the flexibility to alter the Termination Date by up to 30 days upon approval of the Board of Trustees if determined by the Board to be in the best interest of Unit holders due to unusual market conditions or other special circumstances. Such circumstances may include, but are not limited to, a substantial impairment or termination of the Index, suspension of trading in the U.S. equity market, the early termination of one or more Private Derivative Contracts or the failure of a counterparty to a Private Derivative Contract.

The Trust’s net asset value will fluctuate over its investment life based primarily on changes in the mark-to-marked value of the Private Derivative Contracts and changes in the value of Treasuries held. Declines in the value of the Index will generally reduce the value of the Private Derivative Contracts and the Trust’s net asset value. Increases in the value of the Index will generally increase the value of the Private Derivative Contracts and the Trust’s net asset value. The Trust expects that the Treasuries portfolio will retain a relatively constant value over the investment life of the Trust.

The Index is an unmanaged index of 500 stocks listed for trading in the U.S. that is maintained and published by Standard & Poor’s. The Index is market-capitalization weighted and generally representative of the performance of larger stocks traded in the U.S. Amounts to be paid or received under the Private Derivative Contracts are expected to be based on the price performance rather than the total return (price change plus dividends) of the Index.

The Index is determined, composed and calculated by Standard & Poor’s without regard to the Private Derivative Contracts or the Trust. Standard & Poor’s does not guarantee the accuracy and/or uninterrupted calculation of the Index or any data included therein. In publishing the Index, Standard & Poor’s make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use of the Index or any data included therein. Standard & Poor’s has no obligation to take the needs of the Trust or Unit holders into consideration in determining, composing or calculating the Index.

The Trust is not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s has not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Trust. Standard & Poor’s makes no representations or warranties, express or implied, regarding the advisability of investing in the Trust or results to be obtained by the Trust, Unit holders or any other person or entity from use of the Index. Standard & Poor’s has no liability in connection with the management, administration, marketing or trading of the Trust.

Although the Trust’s investment program is not expected to change materially over the investment life of the Trust, the net asset value of Units will vary over time due to the performance of the Index, changes in interest rates and other factors. See “Risk Considerations.” The Trust is not intended to be a complete investment program and investing therein may not be appropriate for all investors.

The Trust has adopted certain fundamental investment restrictions set forth in the Trust’s statement of additional information (“Statement of Additional Information”) that may not be changed without a vote of the Unit holders. Except for such fundamental restrictions, the policies of the Trust may be changed by the Trust’s board of trustees without action of the Unit holders.

The Trust is a “diversified” investment company as defined under the 1940 Act, which means that with respect to 75 percent of its total assets (1) it may not invest more than 5 percent of its total assets in the securities of any one issuer and (2) it may not own more than 10 percent of the outstanding voting securities of any one issuer. As provided under the 1940 Act, these diversification requirements do not apply to investments in Treasuries and other U.S. government obligations. Upon entering into its investment program, it is expected that investments in Treasuries will represent substantially all of the Trust’s assets. Over the investment life of the Trust, the value to the Trust of individual Private Derivative Contract positions and exposure to individual Private Derivative Contract counterparties may grow to exceed 5 percent of the Trust’s assets, based on the performance of the Index and the terms of the Private Derivative Contracts. As described above, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited by the collateral requirements that are expected to apply.

The Trust will maintain its investment program for a fixed term of approximately two years, beginning immediately following the conclusion of the initial public offering and continuing through the Termination Date. After the Termination Date, the Trust will satisfy any obligations and liabilities, and then make a liquidating cash distribution of its net assets to the Unit holders, which the Trust anticipates will occur within approximately 7 business days thereafter. The Trust will then seek to delist the Units from secondary market trading, deregister with the Securities and Exchange Commission (“SEC”) and cease operations.

The Trust intends to maintain with its custodian segregated liquid securities with a value sufficient to cover its obligations to counterparties under the Private Derivative Contracts as determined daily on a mark-to-market basis. Assets that are segregated cannot be sold while the position requiring cover is open unless replaced with other appropriate assets.

Secondary Trading

The Trust has applied for listing of the Units on the NYSE Amex (“NYSE Amex”) under the symbol “ETUA.” If the Units are not approved for listing, the Underwriter and the Trust will not close on the initial public offering of the Units and the Trust will not commence operations. The Trust is newly organized and the Units have no history of public trading. Investors who buy or sell Units in the secondary market may achieve returns that differ substantially from the Index-based returns that the Trust seeks to provide on Units purchased in the initial public offering and held for the life of the Trust. The shares of closed-end investment companies registered under the 1940 Act often trade at a discount to their net asset value, and there can be no assurance that the Units will trade at or near their current net asset value on an ongoing basis. It is possible the Units could trade at a significant discount to their net asset value. The returns of Unit holders who purchase Units in this offering and sell them below net asset value will be reduced and in such case Unit holders would experience a loss on their investments.

The Trust will compute and disclose the net asset value of Units each business day. The Trust will seek to encourage during the life of the Trust secondary market trading prices of Units that approximate their current net asset value. The Trust will attempt to accomplish this principally by constructing its investment program in a manner that will facilitate price arbitrage between the Units and the Trust’s underlying portfolio holdings. To assist in this regard, the Trust intends to: (a) maintain a substantially fixed and transparent investment program for a specified period ending on the Termination Date; (b) publicly disclose Trust portfolio holdings, including net Private Derivative Contract positions, and their current value as determined each business day by the Trust; and (c) publicly identify the composition of a model portfolio of securities and derivative positions that a Unit holder could enter into to substantially offset the risk of owning Units. In addition, the Trust also intends to provide daily disclosure of the current estimated optionality characteristics (including the hedge parameters delta and gamma) of its net Private Derivative Contract positions with respect to the Index. Using this and other information, a professional investor expert in derivatives hedging strategies who wishes to earn arbitrage profits over the remaining life of the Trust could seek to do so by purchasing Units and maintaining offsetting hedging positions. There can be no assurance that these public informational disclosures and other measures taken by the Trust will result in secondary market trading prices of Units that approximate their current net asset value or that Unit holders will be able to effectively hedge the risk of investing in Units and earn arbitrage profits utilizing the provided portfolio information.

There can be no assurance that an active secondary market will develop, and Units may not trade at all. Despite the Trust’s current intentions, the Trust may not be able to maintain the listing of the Units until the Termination Date, and is not required to do so. Even if an active secondary market for Units develops, it may not provide significant liquidity or trade at prices advantageous to a Unit holder. Sales of Units in the secondary market may take place at a substantial discount from issue price and the current net asset value of the Units. The Trust may not be suitable for investors seeking an investment for which there will be an active secondary market. Investors should be willing and able to hold the Units until the Termination Date. Investors may not be able to sell Units prior to the Termination Date.

If the Trust fails to maintain the Units’ listing, Unit holders will have very limited ability to trade the Units and the Units will be considered illiquid until the Termination Date.

RISK CONSIDERATIONS

No operating history

The Trust is newly organized and has no history of operations. Eaton Vance is not aware of similar investment trusts having been offered in the past and has no experience managing substantially similar strategies.

Investment and market risk

An investment in Units is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Units represents an indirect investment in the Treasuries and other investments of the Trust and the Private Derivative Contracts entered into by the Trust. Amounts available to distribute to Unit holders upon termination of the Trust will depend primarily on the performance of the Trust’s investments, and are not guaranteed by any party. The Units at any point in time may be worth less than the original investment. Holders that sell their Units prior to the Termination Date will forgo the opportunity to realize the Trust’s investment objective and, like other Unit holders, may lose money. Investors who pay a Sales Load as part of the offering price of the Units will have a loss on their investment unless the level of the Index increases sufficiently to offset the amount of the Sales Load.

Although the Trust will seek to provide returns based on the price performance of the Index, the Trust is not a so-called “index fund.” The Trust’s returns will depend primarily on the performance of its investment program as described herein, and are not guaranteed by any party. If, for example, the Index appreciates over the term of the Trust by up to the 17 to 23 percent maximum return, it is possible that the Trust may underperform the Index and may lose money. Similarly, if the Index declines over the term of the Trust, the Trust may not avoid exposure to the first 15 percent of the Index price decline and may lose money.

Risks of capped upside and partial downside protection

The target return on initial net asset value of Units purchased in the offering and held for the full term of the Trust is based on the price performance of the Index, subject to a cap of 17 to 23 percent if the Index appreciates by more than this amount over the period and protecting against the first 15 percent of any price decline in the Index over the period. If price appreciation of the Index over the term of the Trust exceeds the cap, the return on initial net asset value of Units purchased in the offering and held for the full term of the Trust will be less than the price performance of the Index. If the Index declines more than 15 percent over the term of the Trust, the return on initial net asset value of Units purchased in the offering and held for the full term of the Trust will be negative. Because the Trust’s downside buffer is designed to protect against only the first 15 percent of Index price declines over the term of the Trust, Unit holders will experience significant losses on their investment if the Index declines by more than 15 percent.

The Trust’s investment program will seek to return to Unit holders an amount reflecting the change in value of the Index (up to a cap and with a partial downside buffer) at the Termination Date as reflected in the chart below.

		Day 1	Termination Date
Scenario 1
	NAV	$10.00	$10.00
	Index Value	1,000	1,300
	Return to Unit holders (per Unit)		$12.30

Scenario 2
	NAV	$10.00	$10.00
	Index Value	1,000	1,020
	Return to Unit holders (per Unit)		$10.20

Scenario 3
	NAV	$10.00	$10.00
	Index Value	1,000	920
	Return to Unit holders (per Unit)		$10.00

Scenario 4
	NAV	$10.00	$10.00
	Index Value	1,000	800
	Return to Unit holders (per Unit)		$9.50

Scenario 1: if the price of the Index increases more than 23 percent, then the maximum return would be 23 percent because the Private Derivative Contracts will provide that the Trust receive the increase in the price of the Index up to a 23 percent increase but no additional amount for any greater increase (e.g., if the Index increases 30 percent, the maximum total return would be 23 percent);

Scenario 2: if the price of the Index increases up to 23 percent, then the maximum return would be the amount of the increase (e.g., if the Index increases 2 percent, the maximum total return would be 2 percent);

Scenario 3: if the price of the Index remains stable or decreases up to 15 percent, the return would be 0 percent because the Trust will not bear any loss under the Private Derivative Contracts if the Index decreases up to 15 percent (e.g., if the Index decreases by 8 percent, the Trust’s loss would be 0 percent);

Scenario 4: if the price of the Index decreases more than 15 percent, then the Trust will incur a loss equal to the percentage amount of such decrease minus 15 percent (e.g., if the Index decreases by 20 percent, the Trust’s loss would be 5 percent).

Risk of the Private Derivative Contracts

The Private Derivative Contracts that provide the Trust’s exposure to the Index are privately negotiated and expose the Trust to modeling risk, execution risk, counterparty risk and index performance/equity risk as more fully described below. Under the anticipated terms of the Private Derivative Contracts, the participation of the Trust in the returns of the Index over the term of the Trust is variable and subject to a cap. This means that the returns earned by Unit holders who purchase Units in the initial offering and hold them until the Trust liquidates will likely be lower than they could have earned on a direct investment in the stocks that constitute the Index if the Index appreciates by more than the maximum participation of the Trust in the performance of the Index as set forth in the Private Derivative Contracts. A direct investment in the stocks that constitute the Index would entitle an investor to the dividends and other distributions paid on the shares held and the voting and other rights of shareholders. In contrast, the Index-based returns the Trust seeks to provide are based on the price performance of the Index and provide no pass-through voting or other shareholder rights.

The value of the Trust will vary over time based principally on the value of the Private Derivative Contracts, which will, in turn, be driven by the performance of the Index, the terms of the Private Derivative Contracts and such factors as market interest rates, Index yield and volatility levels, and the passage of time that generally influence the value of derivative contracts with characteristics of optionality. The value of the Trust will generally increase when the Index rises and decline when the Index falls. As the Termination Date approaches and/or the anticipated volatility of the Index over the remaining life of the Private Derivative Contracts diminishes, the value of the Private Derivative Contracts in excess of their in-the-money, or intrinsic, value will generally decrease.

Modeling risk

Embedded in the Private Derivative Contracts are multiple optionalities that determine their payoff profile in relation to Index price performance over the term of the Private Derivative Contracts, including long and short positions. Failure by the Adviser and the Sub-Adviser to fully comprehend and accurately model the Private Derivative Contracts’ embedded optionalities and other terms and conditions may cause the performance of the Trust to vary from what is anticipated for a given level of Index price performance over the life of the Private Derivative Contracts. The Trust may experience more loss or less gain than anticipated for a given level of Index performance over the investment life of the Trust.

Execution risk

The final terms of the Private Derivative Contracts, the payments to be made or received by the Trust upon Private Derivative Contract settlement, and the returns ultimately earned by Unit holders will be substantially affected by market conditions at the time the Private Derivative Contracts are entered into. Successful execution of the Private Derivative Contracts will depend importantly on the skill and diligence of the Adviser and the Sub-Adviser, and will also be influenced by market factors beyond their control.

Counterparty risk

Through the Private Derivative Contracts, the Trust has exposure to the claims-paying ability and performance of the counterparties. Changes in the credit quality of counterparties will affect the value of the

Trust’s Private Derivative Contract positions and could reduce amounts recoverable upon Private Derivative Contract settlement. If one or more counterparties cannot or will not honor its obligations upon Private Derivative Contract settlement, the Trust is subject to the loss of any amounts owed the Trust under the terms of the Private Derivative Contracts. Therefore, if one or more counterparties fails to meet its obligations, the returns to Unit holders will be reduced proportionally to the notional value of the contract. Financial institutions that may serve as counterparties have recently incurred significant financial hardship and may be relying on government support to maintain their creditworthiness. Buying out and replacing a Private Derivative Contract would likely expose the Trust to transaction costs that would reduce returns. If the Trust fails to respond in a sufficiently timely manner to an adverse credit event of a counterparty, the Trust may lose the benefit of the Private Derivative Contract entered into with such counterparty to the extent such benefit is not adequately reflected in the value of the collateral posted by the counterparty with the Trust’s custodian. Even when the Trust’s exposure to a counterparty is fully offset by deposited collateral, its failure may result in costs to the Trust and interfere with its ability to achieve its investment objective. If a Private Derivative Contract is terminated before its expiration date, the Trust may not be able to enter into new Private Derivative Contracts on similarly favorable terms.

The Trust seeks to mitigate its exposure to counterparty risk principally by entering into the Private Derivative Contracts with multiple counterparties that are rated investment grade by at least one nationally recognized rating agency (Baa or higher by Moody’s or BBB or higher by either S&P or Fitch), by monitoring the credit quality of each counterparty over the life of the Private Derivative Contracts and by maintaining collateral agreements with each counterparty. Certain counterparties may initially be rated below investment grade by other nationally recognized rating agencies, and may also be lowered to below investment grade ratings by some or all nationally recognized rating agencies during the term of the Private Derivative Contracts. The ratings of Moody’s, S&P and Fitch represent their assessment of the credit quality of the rated entities. Such ratings are based on judgment and do not reflect absolute standards of quality.

Under the anticipated terms of the Private Derivative Contracts, it is expected that the Trust and each counterparty will, over the life of the Private Derivative Contracts, be required to maintain in a segregated account held at the Trust’s custodian for the benefit of the other party an amount of collateral in cash or Treasuries that approximates the amount of the Trust’s or the counterparty’s obligations to the other party, as determined on a daily mark-to-market basis. As a consequence, it is anticipated that the Trust’s exposure to loss of value upon a credit event of a counterparty will normally be limited to approximately the increase in the in-the-money value of the Trust’s position with respect to the counterparty on the day of the credit event compared to the prior day. If a counterparty fails to post the required collateral, the Trust may, but is not required, to treat such action as a default. If the Trust does not treat it as a default, the Trust’s potential exposure to the counterparty will increase by the amount of the unposted collateral. In no event will the Trust’s exposure to loss upon a credit event of a counterparty exceed the accretion in value of the Trust’s position in the Private Derivative Contract with such counterparty. Although the Adviser will monitor counterparty credit and credit ratings on an ongoing basis, it may be unable to anticipate counterparty credit events or take timely action to limit impact on the Trust. There can be no assurance that each counterparty will post collateral when and as required, or that the Trust will be fully protected if a counterparty defaults on its obligations. If there is a default or credit event by a counterparty to a Private Derivative Contract, the Trust will have contractual remedies pursuant to such Private Derivative Contract, including the ability to seize the applicable segregated account as a senior creditor. If a counterparty defaults on obligations to the Trust at Private Derivative Contract settlement, the recovery of any amounts owed to the Trust by such counterparty and the Trust’s termination payments to Unit holders could be delayed. It is also possible, as discussed above, that the Trust experiences a loss in this amount to the extent that the amounts owed are not collateralized or if the Trust is unable to seize posted collateral. In such circumstances, it is the Trust’s intention to pay the maximum available amount to Unit holders on the liquidation date, even if certain amounts owed by defaulting counterparties may be recovered later.

Index performance and equity risk

The Private Derivative Contracts represent indirect positions in the Index and are subject to changes in value as the Index rises or falls. The settlement value of the Private Derivative Contracts is expected to be based on the closing value of the Index on the Termination Date, and will be substantially determined by market conditions as of such time. The Index consists primarily of large-capitalization stocks, the returns of which may vary from those of the overall U.S. stock market. The value of the Index will fluctuate over time based on changes in general economic conditions, expectations for future economic growth and corporate profits, interest rates, the supply and demand for large-capitalization stocks in the U.S. and other factors. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatile returns. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, and represent a residual claim on the issuer’s assets that have no value unless such assets are sufficient to cover all other claims.

Interest rate risk

The Trust’s investments in Treasuries are subject to changes in value as interest rates rise and fall. Such fluctuations in value will result in fluctuations in the Trust’s net asset value. The prices of Treasuries held by the Trust will tend to fall as interest rates rise. When interest rates decline, the value of such Treasuries can be expected to rise. Because they are supported by the full faith and credit of the U.S. government, Treasuries generally do not involve the credit risks associated with other types of debt securities. Yields on Treasuries are generally lower than yields on other debt obligations of comparable maturity. Changes in interest rates may also affect the value of the Index and the Private Derivative Contracts, thereby affecting the Trust’s net asset value.

Liquidity risk of Units

The Units have no history of public trading. Investors who buy or sell Units in the secondary market may achieve returns that differ substantially from the Index-based returns that the Trust seeks to provide on Units purchased in the initial public offering and held for the life of the Trust. The shares of closed-end investment companies registered under the 1940 Act often trade at a discount to their net asset value, and there can be no assurance that the Units will trade at or near their current net asset value on an ongoing basis. The returns of Unit holders who purchase Units in this offering and sell them below net asset value will be reduced and in such case Unit holders would experience a loss on their investments.

Although the Trust will seek to list the Units on the NYSE Amex and provide the potential for daily liquidity of the Units on the secondary market, there can be no assurance that an active secondary market will develop and the Units may not trade at all. Despite the Trust’s current intentions, the Trust may not be able to maintain the listing of the Units until the Termination Date, and is not required to do so. Even if an active secondary market for Units develops, it may not provide significant liquidity or trade at prices advantageous to a Unit holder. Sales of Units in the secondary market may take place at a substantial discount from issue price and the current net asset value of the Units. Units may not be suitable for investors seeking an investment for which there will be an active secondary market. As there may not be an active trading market in the Units, sales in the secondary market may result in significant losses. Investors should be willing and able to hold the Units until the Termination Date. Investors may not be able to sell Units prior to the Termination Date.

Inflation/deflation risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power of money. As inflation increases, the real value of the Units can decline. Deflation risk is the risk that prices throughout the economy decline over time, the opposite of inflation. Deflation may adversely affect the performance of the Index, the creditworthiness of counterparties and the value of Units.

Reinvestment risk

If one or more Private Derivative Contracts is terminated prior to settlement, the Trust will likely incur transactions costs and faces the risk that replacement Private Derivative Contracts are not entered into on comparable terms, which could have a material adverse impact on the Trust’s performance. The performance of the Trust could also be adversely affected if investments in Treasuries or short-term cash instruments that mature or are sold are reinvested at lower interest rates.

Tax risk

The value of the Trust’s investments and the after-tax returns of Unit holders may be adversely affected by changes in tax rates and policies. See “U.S. Federal income tax matters.”

Anti-takeover provisions

The Trust’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of the Trust’s board of trustees. See “Description of capital structure—Anti-Takeover Provisions in the Declaration of Trust.”

MANAGEMENT OF THE TRUST

Board of Trustees

The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory and Administrative Agreement (as defined below) and the Sub-Adviser under the Sub-Advisory Agreement (defined below), is the responsibility of the Trust’s board of trustees (the “Trustees”) under the laws of the Commonwealth of Massachusetts and the 1940 Act.

The Adviser

Eaton Vance acts as the Trust’s investment adviser and administrator under an Investment Advisory and Administrative Agreement (the “Advisory and Administrative Agreement”). The Adviser’s principal office is located at Two International Place, Boston, Massachusetts 02110. Eaton Vance Distributors, Inc., the sole underwriter of the offering, is an affiliate of the Adviser. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. As of October 31, 2011, Eaton Vance and its affiliates managed approximately $188.2 billion of client assets. Eaton Vance is a direct wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company which, through its subsidiaries and affiliates, engages primarily in investment management and administration.

Under the general supervision of the Trustees, Eaton Vance will advise and manage the Trust’s investment program, administer the Trust’s affairs and supervise the performance of the Sub-Adviser. As investment adviser, Eaton Vance will oversee the investment program of the Trust and, in concert with the Sub-Adviser, select and manage the Trust’s investments, subject to the applicable restrictions of the Declaration of Trust, the Trust’s by-laws and the registration statement of the Trust filed with the SEC. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees’ and Unit holders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust’s business. Eaton Vance will furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs, and will pay the salaries and fees of all officers and Trustees of the Trust who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to investment and administrative activities. In return for these investment advisory and administrative services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory and Administrative Agreement an annual fee of 0.75 percent of the Trust’s initial net asset value. Under this agreement, Eaton Vance will assume all the normal operating expenses of the Trust, including custody, transfer agent, audit, and printing and postage expenses. Eaton Vance will not be responsible for extraordinary expenses incurred by the Trust, including attorneys’ fees and other expenses in connection with any litigation or regulatory action. The fees paid to Eaton Vance will be based on the initial net assets of the Trust and will not vary over the term of the Trust. Although the net asset value of the Trust will fluctuate over the life of the Trust, the amount of the management fee that the Trust will pay will not change because such fee will always be based on a net asset value of $10.00 per Unit. Therefore, if the net asset value of the Trust declines, the fees paid by the Trust to Eaton Vance will be higher than if based on current net assets. Because the fee paid to Eaton Vance is based upon the initial net value of the Trust, the Board will monitor the net asset value of the Trust and the continuing appropriateness of the fee paid to Eaton Vance in light of possible changes in such net asset value. In particular, if the net asset value of the Trust substantially declines, the Board will consider whether responsive actions with respect to the fee are appropriate. The Trust anticipates that its annual operating expenses will exceed current income during the term of the Trust. Operating expenses in excess of current income will be accrued during the term of the Trust and will be payable upon termination of the Trust. The Private Derivative Contracts will be structured to include an additional payout to cover the Trust’s accrued but unpaid operating expenses incurred during the life of the Trust. The Private Derivative Contracts entered into at inception will provide that the counterparties pay this shortfall amount upon maturity of the Private Derivative Contracts. The Trust will not be liable for any shortfall amount not covered due to the failure of a counterparty to meet its obligations under a Private Derivative Contract. In such event, Eaton Vance will not collect the remaining portion of the fee attributable to such Private Derivative Contract.

Eaton Vance’s investment grade income group will structure and manage the Trust’s Treasuries positions, invest the Trust’s available cash and monitor the credit quality and credit ratings of Private Derivative Contract counterparties. As of October 31, 2011, the Eaton Vance investment grade income group employed 12 investment professionals and managed approximately $6.1 billion in client assets.

Thomas Luster, director of Eaton Vance’s investment grade income group, will be the portfolio manager responsible for the Trust’s Treasuries and cash positions and overseeing counterparty credit analysis. Mr. Luster is a vice president of Eaton Vance Management, director of Investment-Grade Fixed Income and portfolio manager on Eaton Vance’s investment-grade fixed-income team. Mr. Luster joined Eaton Vance in 1995. Prior to joining Eaton Vance, Mr. Luster was associated with Deloitte & Touche Consulting and the Naval Center for Space Technology. He is a CFA charterholder. Mr. Luster is also a member of the Fixed Income Management Society of Boston and the Boston Security Analysts Society, and was formerly chairman and a Governor’s appointee to the Board of Trustees of Health Care Security, which oversees the investment of Tobacco Litigation Settlement funds for the Commonwealth of Massachusetts. He holds a BS in Mechanical Engineering from George Washington University and an MBA in Finance from the University of Chicago.

The Sub-Adviser

Eaton Vance has engaged its affiliate Parametric Risk Advisors LLC to serve as a sub-adviser to the Trust to provide advice on and execution of the Private Derivative Contracts. Parametric’s principal office is located at 274 Riverside Avenue, Westport, Connecticut 06880. Parametric was formed as a subsidiary of Parametric Portfolio Associates LLC, a subsidiary of Eaton Vance, in 2007. Parametric specializes in the management of investment programs utilizing equity and equity index options and other derivatives for high net worth investors and investment company clients. As of October 30, 2011, Parametric employed 8 investment professionals and managed approximately $3.7 billion in client assets.

Under the terms of the Sub-Advisory Agreement between Eaton Vance and Parametric (the “Sub-Advisory Agreement”), Eaton Vance (and not the Trust) will pay Parametric an annual fee for its services in an amount equal to one third (1/3) of the fee actually received by Eaton Vance pursuant to the Advisory and Administrative Agreement, after deduction of all costs incurred by Eaton Vance. Pursuant to the terms of the Advisory and Administrative Agreement, Eaton Vance, upon approval by the Trustees, may terminate the Sub-Advisory Agreement and assume full responsibility for the services provided by Parametric without the need for approval by Unit holders of the Trust.

Jonathan Orseck and Kenneth Everding are the Sub-Adviser portfolio managers responsible for the execution and ongoing monitoring of the Private Derivative Contracts. Mr. Orseck and Mr. Everding are Managing Directors of the Sub-Adviser and manage other Eaton Vance investment portfolios.

Prior to joining the Sub-Adviser in 2006, Mr. Orseck was a Managing Director at Banc of America Securities and Executive Director at Morgan Stanley. Previously, Mr. Orseck held positions at Kidder Peabody and Royal Bank of Canada. Mr. Orseck holds a B.S. in Computer Science from the University of Pennsylvania and an M.B.A. from New York University Stern School of Business.

Mr. Everding joined the Sub-Adviser in 2005. He was previously a Managing Director at Zurich Capital Markets and at BNP Paribas following its acquisition of Zurich. Prior to joining Zurich, Mr. Everding was a founding member of Donaldson, Lufkin & Jenrette’s credit derivatives group. Mr. Everding holds a B.S. in Physics from Iowa State University and holds a doctorate in Theoretical Particle Physics from Yale University.

A discussion setting forth the basis for the Trustees approval of the Advisory and Administrative Agreement and Sub-Advisory Agreement will be available in the Trust’s initial report to Unit holders.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage, and the portfolio managers’ ownership of Units.

The Trust, the Adviser and the Sub-Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes of Ethics permit Adviser and Sub-Adviser personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

DETERMINATION OF NET ASSET VALUE

The net asset value per Unit of the Trust will be determined no less frequently than once daily on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time). The Trust’s net asset value per Unit is determined by State Street Bank and Trust Company, in the manner authorized by the Trustees of the Trust. Net asset value per Unit is computed by dividing the value of the Trust’s total assets, less its liabilities, by the number of Units outstanding. In calculating the Trust’s net asset value, the value of the Private Derivative Contacts will be determined based on a daily marking-to-market of the Trust’s Private Derivative Contract positions.

DISTRIBUTIONS

It is expected that income earned by the Trust on its Treasuries and any short-term investments will be substantially offset by Trust expenses, and that the Trust will derive no income from the Private Derivative Contracts prior to their termination. Consequently, the Trust anticipates generating little or no net investment income and does not anticipate making material distributions of net investment income. In addition, the Trust does not expect to realize material amounts of net capital gain or make material capital gain distributions prior to termination of the Private Derivative Contracts. Accordingly, ongoing distributions are not expected to contribute meaningfully to the returns of Unit holders.

The Trust intends to distribute at least annually the amount of its net investment income and net capital gain for each year, if any. The net investment income of the Trust will consist of interest and other income accrued on portfolio investments, net realized short-term capital gain in excess of net realized long-term capital loss, less all expenses of the Trust. The Trust’s net capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.

After the Termination Date, the Trust will satisfy any obligations and liabilities and then make a liquidating cash distribution of its net assets to the Unit holders, which the Trust anticipates will occur within approximately 7 business days thereafter.

U.S. FEDERAL INCOME TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Trust. The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute each year substantially all of its net income and net short-term capital gain (after reduction by net long term capital loss and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Trust will not be subject to U.S. federal income tax on income paid to Unit holders in the form of dividends or capital gain distributions.

The Trust has been advised by tax counsel that, under current law, each Private Derivative Contract should be treated for U.S. federal income tax purposes as a forward contract that provides for payment or receipt by the Trust of a single cash amount upon settlement and, accordingly, that (a) the Trust should not recognize income, gain, loss or deductions with respect to a Private Derivative Contract until such settlement and (b), upon such settlement, the Trust should recognize only capital gain or loss equal to the difference between the amount received or paid by the Trust and the Trust’s adjusted tax basis in such Private Derivative Contract (if any), with the resulting capital gain or loss being treated as long term if the Private Derivative Contract has been held more than a year. The Code contains provisions pursuant to which the Treasury Department could adopt regulations with respect to the instruments such as the Trust’s Private Derivative Contracts recharacterizing the gain on such instruments as ordinary income. To date, Treasury has not adopted such regulations.

At least annually, the Trust intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) to Unit holders. Distributions of the Trust’s net capital gain (“capital gain distributions”), if any, are taxable to Unit holders as long-term capital gain, regardless of their holding period in the Units. Distributions of the Trust’s net investment income (including net short-term capital gain) are taxable to Unit holders as ordinary income.

If, for any calendar year, the Trust’s total distributions exceed the Trust’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Unit holder (up to the amount of the Unit holder’s basis in his or her Units) and thereafter as gain from the sale of Units (assuming the Units are held as a capital asset). The Trust will inform Unit holders of the source and tax status of all distributions promptly after the close of each calendar year. Taxable distributions to certain non-corporate Unit holders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding.

As described above, in order to qualify as a RIC, the Trust must satisfy certain requirements relating to the diversification of its assets, which requirements limit the extent to which the Trust can invest in securities of any one issuer. For purposes of such diversification requirements, the Trust considers counterparties under Private Derivative Contracts to be issuers and will monitor its exposure to such counterparties accordingly. If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Unit holders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Trust may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

Selling Unit holders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Unit holder’s adjusted tax basis in the Units sold. If the Units are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss on a disposition of Units held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions or deemed distributions received with respect to those Units. For purposes of determining whether Units have been held for six months or less, the holding period is suspended for any periods during which the Unit holder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Units will be disallowed to the extent those Units are replaced by other Units within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Units. In that event, the basis of the replacement Units will be adjusted to reflect the disallowed loss.

Shortly after the Termination Date, the Trust expects to make a liquidating cash distribution to Unit holders of all of the Trust’s net assets pursuant to a plan of liquidation. The Trust expects that any previously undistributed net income or net capital gain of the Trust will be treated as part of the liquidating distribution rather than designated separately as a dividend or capital gain distribution. Alternatively, the Trust may designate a portion of the liquidating distribution as a dividend or capital gain distribution to the extent of the previously undistributed net income or net capital gain. On the liquidation of the Trust, a Unit holder holding his or her Units as a capital asset will recognize capital gain or loss equal to the difference between (1) the amount received in such distribution (and not designated as a dividend or capital gain distribution) and (2) the Unit holder’s basis in his or her Units. Such gain or loss will be long term if the Unit holder has held the Units for longer than one year and will otherwise be short term.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Unit holders of investing in Units, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Units as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. No assurance can be given that the IRS would not assert, of that a court would not sustain, a position different from any of the tax aspects set forth above. The foregoing does not constitute tax advice. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by the Declaration of Trust. The Declaration of Trust provides that the Trustees may authorize an unlimited number of Units of a single class. The Trust intends to hold annual meetings of Unit holders in compliance with the requirements of the NYSE Amex.

Units

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Units of beneficial interest, $0.01 par value per Unit. Each Unit represents an equal proportionate interest in the assets of the Trust with each other Unit in the Trust. Holders of Units will be entitled to the payment of dividends when, as and if declared by the Trustees. The 1940 Act or the terms of any borrowings may limit the payment of dividends to the holders of Units. Each whole Unit shall be entitled to one vote and each fractional Unit shall be entitled to a proportionate fractional vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust, and upon receipt of such releases, indemnities and refunding agreements as the Trustees deem necessary for their protection, the Trust will distribute its remaining assets among the holders of the Units. The

Declaration of Trust provides that Unit holders are not liable for any liabilities of the Trust, and provides for the indemnification by the Trust of the Unit holders, Trustees, officers and employees of the Trust and of such other persons as the Trustees in the exercise of their discretion may deem appropriate or desirable, whether in the by-laws or by contract, vote or other action of the Trustees. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust make the likelihood of personal liability by Unit holders to be remote.

The Units have no preemptive rights. The Trust does not issue Unit certificates.

Repurchase of Units

The Trustees may determine from time to time that it would be in the interests of Unit holders for the Trust to repurchase Units to limit market trading discounts in the Units or for other purposes. The Trustees may therefore consider the possibility of open market repurchases and/or tender offers for Units by the Trust, the Adviser or an affiliate of the Adviser, taking into account such factors as the market price and net asset value of the Units, the liquidity of the Trust’s assets, the effect on a repurchase on the Trust’s expenses, whether such transactions would impair the Trust’s status as a regulated investment company, general economic conditions and such other events or conditions that may have a material effect on the Trust’s ability to consummate such transactions. There are no assurances that the Trustees will decide to undertake such actions or, if undertaken, that they will result in the Units trading at prices approximating their net asset value. The Trustees, in consultation with Eaton Vance, may from time to time review other possible actions to reduce trading discounts in Units.

Certain Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons to acquire control of the Trust or to change the Trustees. These provisions may have the effect of discouraging attempts to acquire control of the Trust, potentially depriving Unit holders of an opportunity to sell their Units at a premium over prevailing market prices. Attempts by outside parties to acquire control of the Trust, whether or not successful, could have the effect of increasing the expenses of the Trust and interfering with its normal operations. The board is divided into three classes, with the term of one class expiring at each annual meeting of Unit holders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by holders of record of not less than two-thirds of the outstanding Units either by declaration in writing filed with the custodian of the securities of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.

The Declaration of Trust requires the favorable vote of the holders of at least 75 percent of the outstanding Units then entitled to vote to approve, adopt or authorize certain transactions with a “Principal Unit Holder” of the Trust as defined below, except where (i) the Trustees by resolution have approved a memorandum of understanding with such holder with respect to and substantially consistent with such transaction, or (ii) the transaction is with a person of which a majority of the outstanding stock of all classes normally entitled to vote in the election of directors is owned of record or beneficially by the Trust and its subsidiaries. For purposes of these provisions, a “Principal Unit Holder” shall mean any person that is the beneficial owner, directly or indirectly, of more than 5 percent of the issued and outstanding Units and shall include any “affiliate” or “associate” thereof, as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Unit Holder; (ii) the issuance of any securities of the Trust to any Principal Unit Holder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Unit Holder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business); or (iv) the sale, lease or exchange to or with the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Unit Holder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Trustees have determined that provisions with respect to the Trustees and the 75 percent voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Unit holders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

The Trust’s Declaration of Trust provides that it will cease to exist at the close of business 120 days after January 24, 2014 or such earlier date (but not prior to January 24, 2014) that the Trust has completed a winding up of its affairs, except that the Trust shall continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs. If the Trust has not liquidated and wound up its business and affairs by the close of business on January 24, 2014, the Trustees shall become trustees of the Trust’s assets for purposes of liquidation.

UNDERWRITING

Eaton Vance Distributors, Inc. (“EVD” or the “Underwriter”), Two International Place, Boston, MA 02110, is the underwriter of the offering and has agreed, subject to the terms and conditions of an underwriting agreement with the Trust, the Adviser and the Sub-Adviser (the “Underwriting Agreement”), to purchase from the Trust the number of Units set forth below. EVD is committed to purchase and pay for all such Units if any are purchased. EVD is the sole underwriter of the offering and is an affiliate of the Adviser and the Sub-Adviser.

Underwriters	Number of Units
Eaton Vance Distributors, Inc.
Total

The Trust has agreed to pay a Sales Load to EVD of up to $0.20 per Unit (2.0 percent of the initial net asset value per Unit) with respect to certain Units sold. Units sold in this offering to broker-dealer client accounts that: (1) charge periodic fees in lieu of commissions; (2) charge fees for financial planning, investment advisory or asset management or related services; or (3) charge a comprehensive “wrap fee” or similar charge for investment services (accounts under each circumstance, “Fee Accounts”) will be offered at $10.00 per Units and will not be assessed a Sales Load. Units sold in this offering to non-Fee Accounts are subject to the $0.20 per Unit Sales Load. Certain Fee Accounts may be assessed transaction or other account fees for the purchase of Units by their broker-dealer or other processing organizations for providing certain transaction or account services. The Adviser or an affiliate has agreed to pay directly all offering costs (other than the Sales Load) and all organizational costs of the Trust. Investors must pay for any Units purchased on or before                     , 2012.

EVD may compensate broker-dealers participating in the offering by reallowing all or a portion of the Sales Load for Units sold by that broker-dealer.

Prior to this offering, there has been no public or private market for the Units or any other securities of the Trust. The offering price of Units was determined by the Adviser and EVD. There can be no assurance that the price at which Units sell after this offering will not be lower than the price at which they are sold by EVD, or that an active trading market in the Units will develop and continue after this offering. It is anticipated that the Trust will list its Units on the NYSE Amex under the symbol “ETUA.” If the Units are not approved for listing, the Underwriter and the Trust will not close on the initial public offering of the Units and the Trust will not commence operations.

The Units will be sold to ensure that NYSE Amex distribution standards (round lots, public shares and aggregate market value) will be met.

Certain officers and directors of the Fund, as well as officers of the Adviser and Sub-Adviser and EVD intend to purchase common shares at the public offering price. The Fund, the Adviser, the Sub-Adviser, EVD and such directors and officers have agreed, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of EVD, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares.

To facilitate the offering of the Units, EVD may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. EVD may sell more Units than it is obligated to purchase under the underwriting agreement, creating a naked short position in the Units for its own account. EVD must close out any naked short position by purchasing Units in the open market. A naked short position is more likely to be created if EVD is concerned that there may be downward pressure on the price of the Units in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, EVD may bid for, and purchase, Units in the open market to stabilize the price of the Units. Any of these activities may raise or maintain the market price of the Units above independent market levels or prevent or retard a decline in the market price of the Units. EVD is not required to engage in these activities, and may end any of these activities at any time.

Eaton Vance and/or its affiliated entities may but are not obligated to purchase Units in the offering. Such purchases shall be on the same terms and conditions as other Units sold in the offering and such purchases would be made for investment purposes. Units purchased by Eaton Vance and/or its affiliates will be subject to restrictions on resale and may effectively be required to be held until liquidation of the Trust. There is no limitation on the total amount of Units in the offering that Eaton Vance and/or its affiliates may purchase and such amounts may represent a substantial percentage of the offering.

The Trust, Adviser and Sub-Adviser have each agreed to indemnify EVD for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Trust has agreed not to offer, sell or register with the SEC any additional equity securities of the Trust, other than issuances of Units as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of EVD. EVD has informed the Trust that it does not intend to sell to any accounts over which it has been granted and exercise discretionary authority.

Prior to the public offering of the Units, the Adviser, an affiliate of EVD, purchased Units from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires the Trust to have a net worth of at least $100,000 prior to making a public offering, and owned 100 percent of the Trust’s outstanding Units. The Adviser may be deemed to control the Trust until such time as it owns less than 25 percent of the Trust’s outstanding Units, which is expected to occur upon the completion of this public offering of Units.

In connection with the offering, EVD or selected dealers may distribute prospectuses electronically.

The sales load of $0.20 per Unit will not exceed 1.9608% of the aggregate initial offering price of the Units offered hereby.

EVD is an affiliate of the Adviser and the Sub-Adviser and may retain all or a portion of the Sales Load as compensation for the sale of Units in connection with this offering.

The Trust anticipates that the purchase of Units from the Trust will be cleared and settled through the facilities of the Depository Trust Company with Winslow, Evans & Crocker, Inc. serving as introducing broker and Pershing LLC serving as clearing agent.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian of the Trust and will maintain custody of the assets of the Trust. State Street maintains the Trust’s general ledger and computes the net asset value of Units on a daily basis. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust’s investments, receives and disburses all funds, and maintains control of all collateral account assets of and for the benefit of the Trust. State Street also assists in preparation of Unit holder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, is the transfer agent of the Trust.

LEGAL MATTERS

Certain legal matters in connection with the Units will be passed upon for the Trust by K&L Gates LLP, Boston, Massachusetts. Certain methods and processes to be employed by the Trust are subject to a pending U.S. patent whose rights have been assigned to Eaton Vance and made available for use by the Trust at no cost.

REPORTS TO UNIT HOLDERS

The Trust will send to Unit holders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statement of the Trust as of December 21, 2011, included in this registration statement has been audited by Deloitte & Touche LLP, Boston, Massachusetts, an independent registered public accounting firm, as stated in their report appearing herein.

ADDITIONAL INFORMATION

This Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC (File No. 333-163101; 811-22348). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

THE TRUST’S PRIVACY POLICY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

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None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

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We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research.

In addition, our Privacy Policy only applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

             Units

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

SUBJECT TO COMPLETION January 26, 2012

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

Two International Place

Boston, Massachusetts 02110

(800) 225-6265

STATEMENT OF ADDITIONAL INFORMATION

                    , 2012

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF eUnitsTM 2 YEAR U.S. MARKET PARTICIPATION TRUST: UPSIDE TO CAP / BUFFERED DOWNSIDE (THE “TRUST”) DATED                      2012, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE TRUST AT 1-800-225-6265.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Trust’s Prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser and Sub-Adviser may not buy any of the following instruments or use any of the following techniques unless they believe that doing so will help achieve the investment objective.

Derivative Instruments

The Private Derivative Contracts that provide the Trust’s exposure to the Index are over-the-counter private derivative contracts that expose the Trust to modeling risk, execution risk, counterparty risk and equity risk as more fully described below. Under the anticipated terms of the Private Derivative Contracts, the participation of the Trust in the returns of the Index is variable and subject to a cap. This means that the returns earned by Unit holders who purchase Units in the initial offering and hold them until the Trust liquidates will likely be lower than they could have earned on a direct investment in the stocks that constitute the Index if the Index appreciates by more than the maximum participation of the Trust in the performance of the Index as set forth in the Private Derivative Contracts. A direct investment in the stocks that constitute the Index would entitle an investor to the dividends and other distributions paid on the shares held and the voting and other rights of shareholders. In contrast, the Index-based returns the Trust seeks to provide are based on the price performance of the Index and provide no pass-through voting or other shareholder rights.

The value of the Trust will vary over time based principally on the value of the Private Derivative Contracts, which will, in turn, be driven by the performance of the Index, the terms of the Private Derivative Contracts and such factors as market interest rates, Index yield and volatility levels, and the passage of time that generally influence the value of derivative contracts with characteristics of optionality. The value of the Trust will generally increase when the Index rises and decline when the Index falls. As the Termination Date approaches and/or the anticipated volatility of the Index over the remaining life of the Private Derivative Contracts diminishes, the value of the Private Derivative Contracts in excess of their in-the-money, or intrinsic, value will generally decrease.

U.S. Equity Securities

The Private Derivative Contracts represent indirect positions in the Index and are subject to changes in value as the Index rises or falls. The settlement value of the Private Derivative Contracts is expected to be based on the closing value of the Index on the Termination Date, and will be substantially determined by market conditions as of such time. The Index consists primarily of large-capitalization stocks, the returns of which may vary from those of the overall U.S. stock market. The value of the Index will fluctuate over time based on changes in general economic conditions, expectations for future economic growth and corporate profits, interest rates, the supply and demand for large-capitalization stocks in the U.S. and other factors. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatile returns. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, and represent a residual claim on the issuer’s assets that have no value unless such assets are sufficient to cover all other claims.

Asset Coverage

To the extent required by Securities and Exchange Commission (“SEC”) guidelines, the Trust will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management.

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Temporary Investments

Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover

The Trust anticipates that the annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Trust were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Trust.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the Units of the Trust present or represented by proxy at a meeting if the holders of more than 50% of the outstanding Units are present or represented at the meeting; or (b) more than 50% of the outstanding Units of the Trust. As a matter of fundamental policy, the Trust may not:

(1)	Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);

(2)	Issue senior securities, as defined in the 1940 Act, other than (i) preferred Units which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3)	Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4)	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)	Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Trust is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6)	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

(8)	With respect to 75% of its total assets, invest more than 5% of its total assets taken at market value in the securities of any one issuer or in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. For these purposes, the Trust considers counterparties under Private Derivative Contracts to be issuers and will monitor its exposure to such counterparties accordingly;

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(9)	Concentrate 25% or more of its assets in any one industry (provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).

The Trust may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Trust securities. The 1940 Act currently requires that the Trust have 300% asset coverage with respect to all borrowings other than temporary borrowings.

In regard to restriction (5)(c), the value of the securities loaned by the Trust may not exceed 33 1/3% of its total assets.

Upon the Trust’s Board approval, the Trust may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust to dispose of such security or other asset. Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

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TRUSTEES AND OFFICERS

The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

In addition, Eaton Vance has engaged Parametric Risk Advisors LLC (“Parametric” or the “Sub-Adviser”) to serve as sub-adviser to the Trust to provide advice on, and execution of, the Trust’s options strategy, pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Parametric.

Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)

INTERESTED TRUSTEE

THOMAS E. FAUST JR. 1958	Trustee(3)	Since 2010	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by Eaton Vance or BMR. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	179	Director of EVC.

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Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)

NON-INTERESTED TRUSTEES

SCOTT E. ESTON 1956	Trustee(3)	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).	179	None

BENJAMIN C. ESTY 1963	Trustee(3)	Since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	179	None

ALLEN R. FREEDMAN 1940	Trustee(3)	Since 2010	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).	179	Director of Stonemor Partners L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

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Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)

WILLIAM H. PARK 1947	Trustee(4)	Since 2010	Consultant and Private Investor. Formerly, Chief Financial Officer, Aveon Group, L.P. (an investment management firm) (2010-2011). Formerly Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	179	None

RONALD A. PEARLMAN 1940	Trustee(4)	Since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	179	None

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Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)

HELEN FRAME PETERS 1948	Trustee(5)	Since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	179	Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

LYNN A. STOUT 1957	Trustee(5)	Since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	179	None

HARRIETT TEE TAGGART 1948	Trustee(4)	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).	179	Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

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Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)

RALPH F. VERNI 1943	Chairman of the Board and Trustee(5)	Since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	179	None

(1)	Includes both master and feeder funds in a master-feeder structure.
(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).
(3)	Class I Trustees whose term expires in 2012.
(4)	Class II Trustees whose term expires in 2013.
(5)	Class III Trustees whose term expires in 2014.

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PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

DUNCAN W. RICHARDSON 1957	President	Since 2009	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, Eaton Vance and BMR. Officer of 98 registered investment companies managed by Eaton Vance or BMR.

BARBARA E. CAMPBELL 1957	Treasurer and Principal Financial Accounting Officer	Since 2009	Vice President of Eaton Vance and BMR. Officer of 179 registered investment companies managed by Eaton Vance or BMR.

MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011 and Secretary and Chief Legal Officer since 2010	Vice President of Eaton Vance and BMR. Officer of 179 registered investment companies managed by Eaton Vance or BMR.

PAUL M. O’NEIL 1953	Chief Compliance Officer	Since 2009	Vice President of Eaton Vance and BMR. Officer of 179 registered investment companies managed by Eaton Vance or BMR.

The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Trust and each Fund. The Board has engaged an investment adviser and a sub-adviser (collectively the “adviser”) to manage the Trust and an administrator to administer each Trust and is responsible for overseeing such adviser and administrator and other service providers to the Trust. The Board is currently composed of ten Trustees, including nine Trustees who are not “interested persons” of a Trust, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Trust is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its oversight of the Trust, the Board directly, or through a Committee, relies on and reviews reports from, among others, Trust management, the

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adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Trust service providers responsible for day-to-day oversight of Trust investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, administrator, principal underwriter and other Trust service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser, administrator, principal underwriter and the other Trust service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals.

The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Trust performance. The Board has appointed a Trust Chief Compliance Officer who oversees the implementation and testing of the Trust compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, sub-advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Trust’s shares. The administrator, the investment adviser and the sub-adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Trust regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Independent Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board of Trustees’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board of Trustees, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board of Trustees; (vii) the ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Trust; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board of Trustees.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a Board member in the Eaton Vance Group of Funds (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

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In respect of each current Trustee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Eaton Vance Group of Funds, were a significant factor in the determination that the individual should serve as a Trustee. The following is a summary of each Trustee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a Trustee:

Scott E. Eston. Mr. Eston has served as a Trustee in the Eaton Vance Group of Funds since 2011. He currently serves on the investment and advisory board of the BAC Seed Fund, a real estate investment firm, and is also a member of Michigan State University’s Financial Management Institute Advisory Board. From 1997 through 2009, Mr. Eston served in several capacities at Grantham, Mayo, Van Otterloo and Co. (“GMO”), including as Chairman of the Executive Committee and Chief Operating and Chief Financial Officer, and also as the President and Principal Executive officer of GMO Trust, an affiliated open-end registered investment company. From 1978 through 1997, Mr. Eston was a partner at Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers).

Benjamin C. Esty. Mr. Esty has served as a Trustee in the Eaton Vance Group of Funds since 2005 and is the Chairperson of the Portfolio Management Committee. He is the Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head at the Harvard University Graduate School of Business Administration.

Thomas E. Faust Jr. Mr. Faust has served as a Trustee in the Eaton Vance Group of Funds since 2007. He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance (1985-2007). He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School. Mr. Faust has been a Chartered Financial Analyst since 1988.

Allen R. Freedman. Mr. Freedman has served as a Trustee in the Eaton Vance Group of Funds since 2007. Mr. Freedman also serves as a Director of Stonemor Partners L.P. where he also serves as the Chair of the Audit Committee and a member of the Trust and Compliance Committee. Mr. Freedman was previously a Director of Assurant, Inc. from 1979-2011, a Director of Systems & Computer Technology Corp. from 1983-2004 and Chairman from 2002-2004, a Director of Loring Ward International from 2005-2007 and Chairman and a Director of Indus International, Inc. from 2005-2007. Mr. Freedman was formerly the Chairman and Chief Executive Officer of Fortis, Inc. (predecessor to Assurant, Inc.), a specialty insurance company he founded in 1978 and from which he retired in 2000. Mr. Freedman also served as a Director of the Fortis Mutual Funds and First Fortis Life Insurance Company. He remains a Director of Union Security Life Insurance Company of New York, successor to First Fortis. Mr. Freedman is a founding director of the Association of Audit Committee Members, Inc.

William H. Park. Mr. Park has served as a Trustee in the Eaton Vance Group of Funds since 2003 and is the Chairperson of the Audit Committee. Mr. Park was formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Ronald A. Pearlman. Mr. Pearlman has served as a Trustee in the Eaton Vance Group of Funds since 2003 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. He is a Professor of Law at Georgetown University Law Center. Previously, Mr. Pearlman was Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury from 1983-1985 and served as Chief of Staff, Joint Committee on Taxation, U.S. Congress from 1988-1990. Mr. Pearlman was engaged in the private

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practice of law from 1969-2000, with the exception of the periods of government service. He represented large domestic and multinational businesses in connection with the tax aspects of complex transactions and high net worth individuals in connection with tax and business planning.

Helen Frame Peters. Ms. Peters has served as a Trustee in the Eaton Vance Group of Funds since 2008. She is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Ms. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011. In addition, Ms. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998. Ms. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Lynn A. Stout. Ms. Stout has served as a Trustee in the Eaton Vance Group of Funds since 1998 and is the Chairperson of the Governance Committee. She has been the Paul Hastings Professor of Corporate and Securities Law at the University of California at Los Angeles School of Law since 2006. Previously, Ms. Stout was Professor of Law at the University of California at Los Angeles School from 2001-2006.

Harriett Tee Taggart. Ms. Taggart has served as a Trustee in the Eaton Vance Group of Funds since 2011. She currently manages a professional practice, Taggart Associates. Since 2007, Ms. Taggart has been a Director of Albermarle Corporation, a specialty chemical company. Since 2009 she has served as a Director of the Hanover Insurance Group, Inc. Ms. Taggart is also a trustee or member of several major non-profit boards, advisory committees and endowment investment companies. From 1983 through 2006, Ms. Taggart served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President and chemical industry sector portfolio manager. Ms. Taggart also served as a Director of the Lubrizol Corporation, a specialty chemicals manufacturer from 2007-2011.

Ralph F. Verni. Mr. Verni has served as a Trustee in the Eaton Vance Group of Funds since 2005 and is the Independent Chairperson of the Board and the Chairperson of the Contract Review Committee. Mr. Verni was formerly the Chief Investment Officer (from 1982-1992), Chief Financial Officer (from 1988-1990) and Director (from 1982-1992) of New England Life. Mr. Verni was also the Chairperson of the New England Mutual Funds from 1982-1992; President and Chief Executive Officer of State Street Management & Research from 1992-2000; Chairperson of the State Street Research Mutual Funds from 1992-2000; Director of W.P. Carey, LLC from 1998-2004; and Director of First Pioneer Farm Credit Corp. from 2002-2006. Mr. Verni has been a Chartered Financial Analyst since 1977.

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee. Each of the Committees are comprised of only noninterested Trustees.

Mmes. Stout (Chair), Peters and Taggart, and Messrs. Eston, Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. As of the date of this SAI, the Governance Committee convened eight times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

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Messrs. Park (Chair), Eston and Verni, and Mmes. Peters and Stout are members of the Audit Committee. The Board of Trustees has designated Mr. Park, a noninterested Trustee, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee the Trust’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Trust; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Trust. As of the date of this SAI, the Audit Committee convened eighteen times.

Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman, and Mmes. Peters and Taggart are currently members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Trust, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Trust; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board of Trustees. As of the date of this SAI, the Contract Review Committee convened nine times.

Messrs. Esty (Chair) and Freedman, and Mmes. Peters and Taggart are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by the Trust and its investment adviser and sub-adviser, relative to the Trust’s stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Trust; and (iii) assist the Board of Trustees in its monitoring of the performance results of all funds and portfolios, giving special attention to the performance of certain funds and portfolios that it or the Board of Trustees identifies from time to time. As of the date of this SAI, the Portfolio Management Committee convened ten times.

Messrs. Pearlman (Chair) and Eston, and Ms. Stout are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Trust; (ii) serve as a liaison between the Board of Trustees and the Trust’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. As of the date of this SAI, the Compliance Reports and Regulatory Matters Committee convened thirteen times.

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Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities Owned in the Trust	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Eaton Vance Fund Complex
Interested Trustee
Thomas E. Faust Jr	None	Over $100,000
Noninterested Trustees
Scott E. Eston*	None	None
Benjamin C. Esty	None	Over $100,000
Allen R. Freedman	None	Over $100,000
William H. Park	None	Over $100,000
Ronald R. Pearlman	None	Over $100,000
Helen Frame Peters	None	Over $100,000
Lynn A. Stout	None	Over $100,000**
Harriett Tee Taggart*	None	None
Ralph F. Verni	None	Over $100,000

*	Mr. Eston and Ms. Taggart were each elected as a Trustee effective September 1, 2011.
**	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2010, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2009 and December 31, 2010, no noninterested Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC or EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; or (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2009 and December 31, 2010, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the board of directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of the Trust who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the assets, liabilities, and net

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income per share of the Trust and will not obligate the Trust to retain the services of any Trustee or obligate the Trust, to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Trust. (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust.) During the year ending December 31, 2012, it is estimated that the Trustees of the Trust will earn the following compensation in their capacities as Trustees from the Trust. For the year ended December 31, 2010, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

Source of Compensation	Scott E. Eston	Benjamin C. Esty	Allen R. Freedman	William H. Park	Ronald A. Pearlman	Helen Frame Peters	Lynn A. Stout		Harriett Tee Taggart	Ralph F. Verni
Trust	$268	$291	$268	$291	$291	$268	$291		$268	$403
Trust and Fund Complex(1)	$210,000	$230,000	$210,000	$230,000	$230,000	$210,000	$230,000	(2)	$210,000	$325,000	(3)

(1)	As of December 1, 2011, the Eaton Vance fund complex consists of 179 registered investment companies or series thereof. Mr. Eston and Ms. Taggart became Trustees effective September 1, 2011. Heidi L. Steiger resigned as a Trustee effective November 29, 2010. For the calendar year ended December 31, 2010, she received $210,000 from the Trust and Fund Complex.
(2)	Includes $45,000 of deferred compensation.
(3)	Includes $162,500 of deferred compensation.

Proxy Voting Policy

The Trust is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The Trustees will review the Trust’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Trust proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Trust’s shareholders and the Adviser or any of its affiliates or any affiliate of the Trust, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Trust, except as contemplated under the Trust Policy. The Board’s Special Committee will instruct the Adviser on the appropriate course of action. The Trust’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix A to this SAI.

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

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Under the general supervision of the Trust’s Board, Eaton Vance will advise and manage the Trust’s investment program, administer the Trust’s affairs and supervise the performance of the Sub-Adviser. As investment adviser, Eaton Vance will oversee the investment program of the Trust and, in concert with the Sub-Adviser, select and manage the Trust’s investments, subject to the applicable restrictions of the Declaration of Trust, by-laws and registration statement of the Trust under the 1940 Act. Eaton Vance will furnish to the Trust investment advice and provide related office facilities and personnel for servicing the investments of the Trust. Under the Investment Advisory and Administrative Agreement between the Adviser and the Trust (the “Advisory Agreement”), Eaton Vance also is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust’s Board. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees and Unit holders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Trust’s business. Eaton Vance will compensate all Trustees and officers of the Trust who are members of the Eaton Vance organization and who render investment services, executive and administrative services to the Trust, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Trust and who perform management and administrative services for the Trust.

Under the Advisory Agreement, Eaton Vance will assume all the normal operating expenses of the Trust, including custody, transfer agent, audit, and printing and postage fees. Eaton Vance will not be responsible for expenses incurred by the Trust in connection with any litigation or regulatory action.

The Advisory Agreement with the Adviser continues in effect to December 9, 2012 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Trust’s Board or by vote of a majority of the outstanding Units of the Trust. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding Units of the Trust. The Agreement will terminate automatically in the event of its assignment. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

Pursuant to the Advisory Agreement, the Trust has agreed to pay the Adviser as compensation for its investment advisory and administrative services an annual fee of 0.75 percent of the Trust’s initial net assets. The fees paid to Eaton Vance for investment advisory services will be based on the initial net asset value of the Trust; thus, during times when the current NAV declines due to volatility of the Private Derivative Contracts, its core Treasuries portfolio or otherwise, the fee paid will be higher than if the fee were based on the current NAV of the Trust and all such additional fees will be borne by the Unit holders.

Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, David McCabe, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter P. Row, III, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the

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outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and its affiliates who are also officers, or officers and Directors of EVC and EV. As indicated under “Trustees and Officers,” all of the officers of the Trust (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

The Sub-Adviser

Parametric acts as an investment sub-adviser to the Trust pursuant to a sub-advisory agreement between the Adviser and Parametric (the “Sub-Advisory Agreement”). Parametric’s principal office is located at 274 Riverside Avenue, Westport, Connecticut 06880. Parametric was formed as a wholly-owned subsidiary of Parametric Portfolio Associates LLC, a subsidiary of Eaton Vance, in 2007. Parametric specializes in managing broadly diversified, risk controlled and tax-efficient portfolios for high net worth investors and investment company clients. As of October 31, 2011, Parametric managed approximately $3.7 billion in client assets.

Under the terms of the Sub-Advisory Agreement, Parametric provides advice and assistance with the development, implementation and execution of the Private Derivative Contracts, all subject to the supervision and direction of the Trust’s Board of Trustees and the Adviser. Under the terms of the Sub-Advisory Agreement, Eaton Vance (and not the Trust) will pay Parametric an annual fee for its services in an amount equal to one third (1/3) of the management fee actually received by Eaton Vance pursuant to the Advisory and Administrative Agreement, after deduction of all costs incurred by Eaton Vance.

The Sub-Advisory Agreement continues until December 9, 2012 and from year to year thereafter if approved annually (i) by the Trust’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either the Adviser, by the Trust’s Board of Trustees or by a vote of a majority of the Trust’s outstanding Units (as defined in the 1940 Act) or by Parametric upon three months notice. As discussed above, Eaton Vance may terminate the Sub-Advisory Agreement with Parametric and directly assume responsibility for the services provided by Parametric upon approval by the Board of Trustees without the need for approval of the Unit holders of the Trust.

The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Parametric is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust.

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Portfolio Managers

The portfolio managers of the Trust are Thomas Luster of Eaton Vance and Jonathan Orseck and Kenneth Everding of Parametric. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Trust. The following table shows, as of October 31, 2011, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Thomas Luster
Registered Investment Companies	4	$570.8	0	$0
Other Pooled Investment Vehicles	2	$3,060.2	0	$0
Other Accounts(1)	8	$369.3	0	$0

Jonathan Orseck
Registered Investment Companies	3	$371.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(2)	176	$2,948.4	1	$400.0

Kenneth Everding
Registered Investment Companies	3	$371.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(2)	176	$2,948.4	1	$400.0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance Family of Funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager(s).
(2)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

None of the portfolio managers beneficially owned shares of the Trust as of the date of this SAI. As of December 31, 2010, Mr. Luster beneficially owned between $500,001-$1,000,000 and Mr. Orseck and Mr. Everding each did not beneficially own any shares of the funds in the Eaton Vance Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Trust’s investments on the one hand and the investments of other accounts for which the Trust manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

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Compensation Structure of Eaton Vance

Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Eaton Vance’s Method to Determine Compensation

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Parametric’s Compensation Structure

Compensation of Sub-Adviser portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a discretionary cash bonus, and (3) a share of the firm’s net income. Parametric investment professionals also receive insurance and other benefits that are broadly available to all Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis.

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Parametric’s Method to Determine Compensation

Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers for other responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and share of net income are also influenced by the operating performance of Parametric. Cash bonuses are determined based on a target percentage of Parametric’s profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and share of net income may fluctuate significantly from year-to-year, based on changes in financial performance and other factors.

CODE OF ETHICS

The Adviser, Sub-Adviser and the Trust have adopted Codes of Ethics governing personal securities transactions. Under the Code of Ethics, Eaton Vance and Parametric employees may purchase and sell securities (including securities held or eligible for purchase by the Trust) subject to certain pre-clearance and reporting requirements and other procedures.

The Codes of Ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance, the Adviser, or Parametric, the Sub-Adviser. As used below, “Adviser” refers to Eaton Vance or Parametric, as applicable. The Trust is responsible for the expenses associated with portfolio transactions. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the Adviser’s judgment are advantageous to the Trust and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the full range and quality of the broker-dealer firm’s services, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the Adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the Adviser’s obligation to seek best overall execution for the Trust. The Adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Treasuries purchased and sold by the Trust are generally traded in the OTC market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such

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transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Trust may also purchase Treasuries from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Trust will incur a brokerage commission. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Trust and the Adviser’s other clients in part for providing brokerage and research services to the Adviser.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Adviser may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). In a typical Third Party Research Services arrangement involving transactions in Treasuries, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of Treasuries in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the Treasuries. The Adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The Adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the Adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, non mass-marketed financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services that provide the Adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such

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account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

To the extent the Adviser uses research credits generated from the Trust’s securities transactions to pay for Third Party Research Services (as described above), the Adviser has agreed to reduce the comprehensive fee payable by the Trust by the amount of such research credits. However, the Adviser generally does not expect to acquire Third Party Research Services with research credits but may do so in the future.

The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Trust may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Trust and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “new issues”) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) the relative size of the account’s portfolio holdings in the same or similar investments; (iv) the percentage of uninvested cash per account; (v) for certain fixed income securities, the size of offering; (vi) the portfolio manager has specified an alternative allocation; and (vii) pro rata allocation would result in de minimis amounts being allocated to a portfolio or other client; or (viii) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Trust from time to time, it is the opinion of the Trustees of the Trust that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

TAXES

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Trust. The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification as a RIC requires, among other things, that the Trust derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for United States federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”). Additionally, the Trust must diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Trust’s total assets is represented by (i) cash and cash items, United States government securities, the securities of other regulated investment companies and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more

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than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested in the securities (other than United States government securities and the securities of other regulated investment companies) of (i) any one issuer, (ii) any two or more issuers that the Trust controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (iii) any one or more Qualified Publicly Traded Partnerships. For purposes of the foregoing diversification requirements, the Trust considers counterparties under Private Derivative Contracts to be issuers and will monitor its exposure to such counterparties accordingly.

As a RIC, the Trust generally will not be subject to United States federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its Unit holders, provided that it distributes at least 90% of its investment company taxable income and net tax-exempt income for such taxable year. The Trust intends to distribute to its Unit holders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gain.

The Trust also seeks to avoid payment of federal excise tax. However, if the Trust fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Trust is permitted so to elect and so elects), plus any retained amount from the prior year, the Trust will be subject to a 4% excise tax on the undistributed amounts. In order to avoid incurring a federal excise tax obligation, the Code requires that a RIC distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Trust paid no federal income tax. If the Trust fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts.

If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Unit holder as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of Unit holders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Unit holders. In addition, in order to requalify for taxation as a RIC, the Trust may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Trust has been advised by tax counsel that each Private Derivative Contract should be treated as a forward contract that provides for payment or receipt of a single cash amount upon settlement and, accordingly, that (a) the Trust should not recognize income with respect to the Private Derivative Contracts until they settle and (b), upon settlement, the Trust should recognize capital gain or loss equal to the difference between the amount received or paid by the Trust and the Trust’s tax basis in each such Private Derivative Contract (if any), with the gain or loss treated as long term if the Private Derivative Contract has been held more than a year. The Code contains provisions pursuant to which the Treasury Department could adopt regulations with respect to the instruments such as the Trust’s Private Derivative Contracts recharacterizing the gain on such instruments as ordinary income. To date, Treasury has not adopted such regulations.

At least annually, the Trust intends to distribute any net capital gain (which is the excess of net realized long-term capital gain over net realized short-term capital loss) to Unit holders. Distributions of the Trust’s net capital gain (“capital gain distributions”), if any, are taxable to Unit holders as long-term capital gain, regardless of their holding period in the Units. Distributions of the Trust’s net investment income and net realized short-term gain are taxable to Unit holders as ordinary income.

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If, for any calendar year, the Trust’s total distributions exceed the Trust’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Unit holder (up to the amount of the Unit holder’s basis in his or her Units) and thereafter as gain from the sale of Units (assuming the Units are held as a capital asset).

Selling Unit holders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Unit holder’s adjusted tax basis in the Units sold. If the Units are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss on a disposition of Units held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions or deemed distributions received with respect to those Units. For purposes of determining whether Units have been held for six months or less, the holding period is suspended for any periods during which the Unit holder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Units will be disallowed to the extent those Units are replaced by other Units within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Units. In that event, the basis of the replacement Units will be adjusted to reflect the disallowed loss.

Shortly after the Termination Date, the Trust expects to make a liquidating cash distribution to Unit holders of all of the Trust’s net assets pursuant to a plan of liquidation. The Trust expects that any previously undistributed net income or net capital gain of the Trust will be treated as part of the liquidating distribution rather than designated separately as a dividend or capital gain distribution. Alternatively, the Trust may designate a portion of the liquidating distribution as a dividend or capital gain distribution to the extent of the previously undistributed net income or net capital gain. On the liquidation of the Trust, a Unit holder holding his or her Units as a capital asset will recognize capital gain or loss equal to the difference between (1) the amount received in such distribution (and not designated as a dividend or capital gain distribution) and (2) the Unit holder’s basis in his or her Units. Such gain or loss will be long term if the Unit holder has held the Units for longer than one year and will otherwise be short term.

Dividends and distributions on the Trust’s Units are generally subject to United States federal income tax as described herein to the extent they do not exceed the Trust’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular Unit holder’s investment. Such distributions are likely to occur in respect of Units purchased at a time when the Trust’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Trust’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Unit holders of record of such month and paid in the following January will be taxed to Unit holders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Trust may be “spilled back” and treated as paid by the Trust (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, Unit holders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Trust will inform Unit holders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual Unit holders.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends and capital gains distributed by the Trust, and gain realized on the sale of Units, will constitute investment income of the type subject to this tax.

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If a Unit holder realizes a loss on disposition of Units of $2 million or more for an individual Unit holder or $10 million or more for a corporate Unit holder, the Unit holder must file with the Internal Revenue Service (the “Service”) a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Amounts paid by the Trust to individuals and certain other Unit holders who have not provided the Trust with their correct taxpayer identification number (“TIN”) and certain certifications required by the Service as well as Unit holders with respect to whom the Trust has received certain information from the Service or a broker may be subject to “backup” withholding of federal income tax arising from the Trust’s taxable dividends and other distributions as well as the gross proceeds of sales of Units. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Unit holder may be refunded or credited against such Unit holder’s federal income tax liability, if any, provided that the required information is furnished to the Service.

The foregoing briefly summarizes some of the important federal income tax consequences to Unit holders of investing in Units, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Units as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

State and local taxes

Unit holders should consult their own tax advisers as to the state or local tax consequences of investing in the Trust.

OTHER INFORMATION

The Trust is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of Unit holder liability in connection with Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides that the Trustees may provide, whether in the by-laws or by contract, vote or other action, for the indemnification by the Trust or by any Class or Series thereof of the Unit holders, Trustees, officers and employees of the Trust and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable. If such indemnification is provided, the risk of a Unit holder incurring financial loss on account of Unit holder liability would be limited to circumstances in which the Trust itself is unable to meet its obligations. The Trust has been advised by its counsel that the risk of any Unit holder incurring any liability for the obligations of the Trust is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Trust or its Unit holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the Units voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the Units voting on the matter will not be able to elect any Trustees.

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The Declaration of Trust provides that no person shall serve as a Trustee if Unit holders holding two-thirds of the outstanding Units have removed him from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Trust shall promptly call a meeting of the Unit holders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding Units. In conformity with the requirements of Section 16(c) of the 1940 Act the Trust will assist such Unit holders by providing information as reasonably requested regarding other Trust Unit holders.

The Trust’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The seed financial statements of the Trust as of December 21, 2011, included in this registration statement have been audited by Deloitte & Touche LLP, Boston, Massachusetts, an independent registered public accounting firm, as stated in their report appearing herein.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Unitholders of eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside:

We have audited the accompanying statement of assets and liabilities of eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (the “Trust”) as of December 21, 2011. This financial statement is the responsibility of the Trust’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside as of December 21, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 24, 2012

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FINANCIAL STATEMENTS

eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside

STATEMENT OF ASSETS AND LIABILITIES

As of December 21, 2011

ASSETS
Cash	$100,000
Total assets	$100,000

Net assets applicable to 10,000 units ($0.01 par value per unit) of beneficial interest issued and outstanding	$100,000

Net asset value and offering price per unit	$10.00

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION

eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (formerly eUNITs™ 2 Year U.S. Equity Market Participation Trust: Enhanced Upside to Cap/Buffered Downside) (the “Trust”) was organized as a Massachusetts business trust on November 12, 2009, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 10,000 units to Eaton Vance Management, the Trust’s investment adviser (the “Adviser”).

Organization costs paid in connection with the organization of the Trust will be borne directly by the Adviser.

The Adviser has agreed to pay all offering costs (other than sales loads). The total estimated Trust offering costs are approximately $400,000.

The Trust seeks to provide investors purchasing units of beneficial interest in the initial public offering the opportunity to earn returns over the investment life of the Trust based on the price performance of the S&P 500 Composite Stock Price Index® (the “Index”). The Trust’s investment program will consist primarily of: (1) investing substantially all of the initial net assets of the Trust to purchase U.S. Treasury obligations (“Treasuries”) that are expected to mature on or shortly before the Termination Date and (2) entering into over-the-counter private derivative contracts (the “Private Derivative Contracts”) that provide for the Trust to pay or receive cash at Private Derivative Contract settlement based on the price performance of the Index over the life of the Private Derivative Contracts (which are scheduled to coincide with the Trust’s termination date). The Trust anticipates concluding its investment activities on or about January 24, 2014 (the “Termination Date”) and making a liquidating cash distribution to unit holders of the Trust. However, the Trust reserves the flexibility to alter its Termination Date upon approval of the Board of Trustees. The target return on initial net asset value of Units purchased in the offering and held for the full term of the Trust is based on the price performance of the Index, subject to a cap of 17 to 23 percent if the Index appreciates by more than this amount over the period and protecting against the first 15 percent of any price decline in the Index over the period. The cap range, noted above, has been estimated by management and the exact cap percentage will be determined on the pricing date of the offering. If price appreciation of the Index over the term of the Trust exceeds the cap, the return on initial net asset value of Units purchased in the offering and held for the full term of the Trust will be less than the price performance of the Index. If the Index depreciates over the term of the Trust by 15 percent or less, the Trust seeks to return the initial net asset value of the units. If the Index declines more than 15 percent over the term of the Trust, the return on initial net asset value of Units purchased in the offering and held for the full term of the Trust will be negative. There can be no assurance that the Trust will achieve its investment objective.

NOTE 2—ACCOUNTING POLICIES

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

NOTE 3—INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENT AND SUB-ADVISORY AGREEMENT

Pursuant to an Advisory and Administrative Agreement between the Adviser and the Trust, the Trust has agreed to pay the Adviser an annual fee of 0.75% of the Trust’s initial net asset value. Under this agreement, the Adviser will assume all of the normal operating expenses of the Trust, including custody, transfer agent, audit and printing and postage expenses. Pursuant to a sub-advisory agreement between the Adviser and Parametric

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Risk Advisors LLC (“Parametric”), the Adviser (and not the Trust) will pay Parametric an annual fee in an amount equal to one third (1/3) of the management fee actually received by the Adviser pursuant to the Advisory Agreement after deduction of all costs incurred by the Adviser, for providing advice on and execution of the Private Derivative Contracts.

NOTE 4—FEDERAL INCOME TAXES

The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income, including any net realized gain on investments. As of December 21, 2011, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

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Appendix A

Eaton Vance Funds

Proxy voting policy and procedures

I. OVERVIEW

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

Eaton Vance Management

Boston Management and Research

Proxy voting policies and procedures

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. ROLES AND RESPONSIBILITIES

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. PROXY VOTING GUIDELINES (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies—Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual or corporate client;

•	In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside

Statement of Additional Information

                    , 2012

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Risk Advisors LLC

274 Riverside Avenue

Westport, Connecticut 06880

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

P.O. Box 922, Wall Street Station

New York, NY 10269-0560

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

PART C

OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:

Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm.
Statement of Assets and Liabilities.
Notes to Financial Statement.

(2)	EXHIBITS:

(a)	(1) Agreement and Declaration of Trust dated November 12, 2009 is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-163101 and 811-22348) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission on November 13, 2009 (Accession No. 0000898432-09-001359) (“Initial Common Shares Registration Statement”).

(2) Amendment to Agreement and Declaration of Trust dated January 19, 2011 is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 2 on Form N-2 (File Nos. 333-163101 and 811-22348) as to the Common Shares filed with the Securities and Exchange Commission on December 7, 2011 (Accession No. 0000898432-11-001275) (“Pre-Effective Amendment No. 2”).

(3) Amendment to Agreement and Declaration of Trust dated October 1, 2010 is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 2.

(4) Amendment to Agreement and Declaration of Trust dated December 12, 2011 is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3 on Form N-2 (File Nos. 333-163101 and 811-22348) as to the Common Shares filed with the Securities and Exchange Commission on December 22, 2011 (Accession No. 0001193125-11-349127) (“Pre-Effective Amendment No. 3”).

(b)	(1) By-Laws are incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement.

(2) Amendment to By-Laws dated January 19, 2011 is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 2.

(3) Amendment to By-Laws dated October 1, 2010 is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 2.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	Not applicable.

(g)	(1)	Investment Advisory and Administrative Agreement is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3.

	(2)	Investment Sub-Advisory Agreement with Parametric Risk Advisors LLC is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3.

(h)	(1)	Form of Underwriting Agreement is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3.

	(2)	Form of Master Selected Dealer Agreement is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3.

(i)	The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

(j)	(1)	Master Custodian Agreement with State Street Bank & Trust Company dated September 1, 2010 is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3.

	(2)	Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3.

(k)	(1)	Transfer Agency and Services Agreement is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3.

	(2)	Organizational and Expense Reimbursement Agreement is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3.

	(3)	Form of Confirmation Statement for Private Derivative Contracts filed herin.

(l)	Opinion and Consent of K&L Gates LLP as to Registrant’s Common Shares filed herein.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm filed herein.

(o)	Not applicable.

(p)	Letter Agreement with Eaton Vance Management is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3.

(q)	Not applicable.

(r)	(1)	Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised May 15, 2010 filed as Exhibit (r)(1) to Pre-Effective Amendment No. 2 of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund N-2 (File Nos. 333-164369, 811-22380) filed May 24, 2010 (Accession No. 0001193125-10-126745) and incorporated herein by reference.

	(2)	Code of Ethics adopted by Parametric Risk Advisors LLC effective January 8, 2008 filed as Exhibit (p)(4) to Post-Effective Amendment No. 92 filed February 26, 2009 (Accession No. 0000940394-09-000145) and incorporated herein by reference.

(s)	(1)	Power of Attorney dated October 18, 2010 is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 2.

	(2)	Power of Attorney dated December 12, 2011 is incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3.

ITEM 26.	MARKETING ARRANGEMENTS

See Form of Underwriting Agreement incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 3.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$3,552.60
Financial Industry Regulatory Authority, Inc. Fees	$2,500
NYSE Amex Fees	$5,000
Costs of Printing and Engraving	$54,647
Accounting Fees and Expenses	$2,500
Legal Fees and Expenses	$339,000

Total	$407,199.60

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of January 26, 2012 each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	1

ITEM 30.	INDEMNIFICATION

The Registrant’s By-Laws filed in the Initial Common Shares Registration Statement contain, and the Form of Underwriting Agreement filed in Pre-Effective Amendment No. 3 contains, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption Investment advisory and other services” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New

York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, Two International Place, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 26th day of January 2012.

eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside

By:	/s/ Duncan Richardson
Duncan Richardson President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Duncan Richardson Duncan Richardson	President and Chief Executive Officer	January 26, 2012

/s/ Barbara E. Campbell Barbara E. Campbell	Treasurer (and Principal Financial and Accounting Officer)	January 26, 2012

Thomas E. Faust Jr.* Thomas E. Faust Jr.	Trustee	January 26, 2012

Scott E. Eston* Scott E. Eston	Trustee	January 26, 2012

Benjamin C. Esty* Benjamin C. Esty	Trustee	January 26, 2012

Allen R. Freedman* Allen R. Freedman	Trustee	January 26, 2012

William H. Park* William H. Park	Trustee	January 26, 2012

Ronald A. Pearlman* Ronald A. Pearlman	Trustee	January 26, 2012

Helen Frame Peters* Helen Frame Peters	Trustee	January 26, 2012

Lynn A. Stout* Lynn A. Stout	Trustee	January 26, 2012

Harriett Tee Taggart* Harriett Tee Taggart	Trustee	January 26, 2012

Ralph F. Verni* Ralph F. Verni	Trustee	January 26, 2012

*By:	/s/ Frederick S. Marius
Frederick S. Marius
(As Attorney-in-Fact)

INDEX TO EXHIBITS

(k)(3)	Form of Confirmation Statement

(l)	Opinion and Consent of K&L Gates LLP as to Registrant’s Common Shares

(n)	Consent of Independent Registered Public Accounting Firm